PROSPECTUS

LifePoints® Funds

Target Date Series

FUND	SHARE CLASS	PROSPECTUS DATE

2010 Strategy Fund	A*, E, R1, R2, R3, S	February 29, 2008**

2015 Strategy Fund	R1, R2, R3	March 24, 2008**

2020 Strategy Fund	A*, E, R1, R2, R3, S	February 29, 2008**

2025 Strategy Fund	R1, R2, R3	March 24, 2008**

2030 Strategy Fund	A*, E, R1, R2, R3, S	February 29, 2008**

2035 Strategy Fund	R1, R2, R3	March 24, 2008**

2040 Strategy Fund	A*, E, R1, R2, R3, S	February 29, 2008**

2045 Strategy Fund	R1, R2, R3	March 24, 2008**

2050 Strategy Fund	R1, R2, R3	March 24, 2008**

In Retirement Fund	R1, R2, R3	March 24, 2008**

*	Class A Shares are not currently offered to new shareholders.
**	As supplemented through May 20, 2008

As with all mutual funds, the Securities and Exchange Commission has neither determined that the information in this Prospectus is accurate or complete, nor approved or disapproved of these securities. It is a criminal offense to state otherwise.	909 A Street Tacoma, Washington 98402 800-787-7354

RISK/RETURN SUMMARY

Investment Objective

Each of the following Russell Investment Company (“RIC”) LifePoints Funds (the “Funds”) has a non-fundamental investment objective. This means that each Fund’s investment objective may be changed by the Board of Trustees of a Fund without shareholder approval. If a Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective. To the extent that there is a material change in a Fund’s investment objective, shareholders will be provided with reasonable notice.

Each of the Funds is a “fund of funds” and invests only in the shares of other RIC funds.

2010 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of May 20, 2008, consisted of approximately 36% stock funds and 64% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2010.

2015 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of May 20, 2008, consisted of approximately 46% stock funds and 54% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2015.

2020 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of May 20, 2008, consisted of approximately 58% stock funds and 42% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2020.

2025 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of May 20, 2008, consisted of approximately 74% stock funds and 26% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2025.

2030 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of May 20, 2008, consisted of approximately 90% stock funds and 10% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2030.

2035 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of May 20, 2008, consisted of approximately 90% stock funds and 10% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2035.

2040 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of May 20, 2008, consisted of approximately 90% stock funds and 10% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2040.

2045 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of May 20, 2008, consisted of approximately 90% stock funds and 10% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2045.

2050 Strategy Fund	Seeks to provide capital growth and income consistent with its current asset allocation which will change over time, with an increasing allocation to fixed income funds.

The Fund pursues this objective by investing in a diversified portfolio that, as of May 20, 2008, consisted of approximately 90% stock funds and 10% fixed income funds, with an increasing allocation to fixed income funds over time. The Fund’s allocation to fixed income funds will be fixed at 68% in approximately the year 2050.

In Retirement Fund	Seeks to provide income and capital growth.

The Fund pursues this objective by investing in a diversified portfolio that consists of approximately 32% stock funds and 68% fixed income funds. The Fund’s asset allocation is fixed.

Principal Investment Strategies

Each of the Funds discussed in this Prospectus is a “fund of funds” and seeks to achieve its objective by investing, at present, in the Class S Shares and Class Y Shares of several other RIC funds (the “Underlying Funds”) representing various asset classes. Each Fund currently intends to invest only in the Underlying Funds. The 2010 Strategy, 2015 Strategy, 2020 Strategy, 2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy and 2050 Strategy Funds are referred to herein as the “Strategy Funds.” The allocation of each Strategy Fund’s assets to the Underlying Funds in which it invests will become more conservative over time until approximately the year indicated in the Fund name, the “target year,” at which time the allocation will remain fixed. The Strategy Funds are designed for investors who plan to retire close to the target year indicated in the Fund name. The allocation of the In Retirement Fund’s assets to the Underlying Funds in which it invests is fixed. The In Retirement Fund is intended for investors who are no longer working.

The following table shows the Funds’ allocations to underlying stock funds and fixed income funds as of May 20, 2008.

Asset Allocation	2010 Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	In Retirement Fund
Underlying stock funds	36%	46%	58%	74%	90%	90%	90%	90%	90%	32%
Underlying fixed income funds	64%	54%	42%	26%	10%	10%	10%	10%	10%	68%

The following table shows the Underlying Funds in which each Fund invests and the approximate target allocation as of May 20, 2008 to each Underlying Fund.

Underlying Fund	2010 Strategy Fund	2015 Strategy Fund	2020 Strategy Fund	2025 Strategy Fund	2030 Strategy Fund	2035 Strategy Fund	2040 Strategy Fund	2045 Strategy Fund	2050 Strategy Fund	In Retirement Fund
Equity I Fund	9%	12%	15%	19%	23%	23%	23%	23%	23%	8%
Equity Q Fund	9%	12%	14%	19%	23%	23%	23%	23%	23%	8%
Equity II Fund	2%	3%	4%	5%	6%	6%	6%	6%	6%	2%
Real Estate Securities Fund	3%	4%	5%	6%	6%	6%	6%	6%	6%	3%
Global Equity Fund	3%	3%	4%	5%	7%	7%	7%	7%	7%	3%
International Fund	8%	10%	13%	16%	20%	20%	20%	20%	20%	7%
Emerging Markets Fund	2%	2%	3%	4%	5%	5%	5%	5%	5%	1%
Fixed Income III Fund	60%	54%	42%	26%	10%	10%	10%	10%	10%	60%
Short Duration Bond Fund	4%	0%	0%	0%	0%	0%	0%	0%	0%	8%

The following chart illustrates how the target asset allocation for the Strategy Funds becomes more conservative over time. At approximately the target year, the target allocations of each Strategy Fund to the Underlying Funds will be fixed and a Strategy Fund may, depending on the facts and circumstances at the time and contingent upon Board approval, continue to operate, be merged into the In Retirement Fund or another fund, or be liquidated. The Board may, if it deems appropriate to do so, authorize the liquidation or merger of a Fund without shareholder approval. The Board will, consistent with its fiduciary duty, consider the best interests of shareholders when determining whether to authorize a liquidation or merger of a Fund. Unless Fund Shares are held in a tax-deferred account, a Fund liquidation may result in a taxable event for shareholders of the liquidated Fund.

Currently, Russell Investment Management Company (“RIMCo”) will manage each Fund according to its target asset allocation strategy and will not trade actively among the Underlying Funds or attempt to capture short-term market opportunities. However, from time to time, RIMCo expects to modify the target asset allocation for the Funds and/or the Underlying Funds in which the Funds invest. In addition, the Funds may in the future invest in other funds which are not currently Underlying Funds. The Funds’ asset allocation and the asset allocation shift over time take into account Department of Labor regulations regarding qualified default investment options for employee benefit plans.

Choosing a Fund

The Strategy Funds are designed for investors who plan to retire close to the target year indicated in the Fund name. The Strategy Funds are intended for investors planning for retirement who desire an asset allocated portfolio that becomes more conservative over time. The Strategy Funds that are farthest from their stated target year invest a greater portion of their assets in Underlying Funds that invest in stocks, which provide a greater opportunity for capital appreciation over the long-term. Generally, the potential for higher returns over time is accompanied by a higher risk of a decline in the value of your investment. The Strategy Funds that are closer to their stated target year invest a greater portion of their assets in Underlying Funds that invest in fixed income securities, which typically offer reduced risk and price volatility, and, accordingly, lower expected returns than the Strategy Funds that are farther from their stated target year.

When selecting a Strategy Fund, consider your estimated retirement date. It is expected that you will choose a Strategy Fund whose stated target year is closest to your retirement date. Choosing a Strategy Fund targeting an earlier target year represents a more conservative choice; choosing a Strategy Fund with a later target year represents a more aggressive choice. It is important to note that the target year of the Strategy Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. More conservative investors might want to consider investing in a Strategy Fund with a target year earlier than one that is closest to their planned retirement year.

Asset allocation — dividing your investment among stocks and fixed income securities — is one of the most critical decisions you can make as an investor. It is also important to recognize that the asset allocation strategy you use today may not be appropriate as you move closer to retirement. The Strategy Funds are designed to provide you with a single Fund with an asset allocation that changes over time as your investment time horizon changes.

The In Retirement Fund is intended for investors who are no longer working. The fixed asset allocation of the In Retirement Fund to the Underlying Funds in which it invests is intended to support an inflation-adjusted average annual withdrawal rate of 4% of initial investment (before fees) over a long-term time horizon (approximately 20 years) with a portion of the initial investment remaining at the end of that time horizon. However, neither the Fund nor RIMCo represent or guarantee that the Fund will be able to meet this goal.

You should also realize that the Funds are not a complete solution to your retirement needs. You must weigh many factors when considering when to retire, what your retirement needs will be, and what sources of income you may need.

Diversification

Each Fund is a “nondiversified” investment company for purposes of the Investment Company Act of 1940 because it invests in the securities of a limited number of issuers (i.e., the Underlying Funds) and therefore may invest a greater percentage of its assets in a particular issuer than a diversified fund. However, each of the Underlying Funds, except the Real Estate Securities Fund, in which the Funds invest is a diversified investment company, and therefore, the Funds are not subject to the risks of greater market fluctuation and price volatility normally associated with nondiversified investment companies.

Principal Risks

You should consider the following factors before investing in a Fund:

•	An investment in a Fund, like any investment, has risks. The value of each Fund fluctuates, and you could lose money.

•

Each Fund has a different level of risk. The Strategy Funds that are farther from their stated target year will tend to be more risky than the Strategy Funds that are closer to their stated target year.

•

The In Retirement Fund may not achieve sufficient positive returns for you to be able to withdraw 4% of initial investment (before fees) over a long-term time horizon (approximately 20 years). The value of your remaining shares may reach zero in less than 20 years or may be zero at the end of 20 years.

•

Neither the Funds nor RIMCo can offer any assurance that the recommended asset allocation of a Fund will either maximize returns or minimize risks. Nor can the Funds or RIMCo offer assurance that a recommended asset allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

•

The Strategy Funds are designed to provide you with a single fund with an asset allocation that changes over time as your investment time horizon changes. An investor may need to take into account other factors in determining the appropriateness of an investment in the Funds.

•

Since the assets of each Fund are invested primarily in shares of the Underlying Funds, the investment performance of each Fund is directly related to the investment performance of the Underlying Funds in which it invests. The Funds have no control over the Underlying Funds’ investment strategies.

•

The policy of each Fund is to allocate its assets among the Underlying Funds within certain ranges. Therefore, each Fund may have less flexibility to invest than a mutual fund without such constraints.

•

A Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For further detail on the risks summarized, please refer to the section “Risks.”

•

The Funds are exposed, through the Underlying Funds, to the risks associated with the multi-manager approach to investing. The investment styles employed by the Underlying Funds’ managers may not be complementary, and the use of a multi-manager approach could result in the Underlying Funds holding a concentration of certain types of securities and/or having a high level of portfolio turnover.

•

The Funds are exposed, through the Underlying Funds, to the risks associated with security selection. The securities chosen by RIMCo or a money manager to be in an Underlying Fund’s portfolio may decline in value. Security selection risk may cause an Underlying Fund to underperform other funds with similar investment objectives and investment strategies.

•

The Funds are exposed, through the Underlying Funds, to the risks associated with equity securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions.

•

The Funds’ exposure, through the Underlying Funds, to international investments subjects the Funds to risks posed by political or economic conditions and regulatory requirements of a particular country which may be less stable or mature than in the U.S.

•

The Funds are exposed, through the Underlying Funds, to the risks associated with fixed income securities. Prices of fixed-income securities rise and fall in response to interest rate changes. Fixed-income securities may also be downgraded in credit rating or go into default.

•

The Funds are exposed, through the Underlying Funds, to the risks associated with fixed-income securities, including mortgage-backed securities. Greater risk, such as increased volatility, prepayment risk, non-payment risk and increased default risk, is inherent in portfolios that invest in mortgage-backed securities, especially mortgage-backed securities with exposure to sub-prime mortgages. The Funds are primarily exposed, through the Underlying Funds, to debt securities that are rated investment grade as determined by one or more nationally recognized securities rating organizations. However, the Funds may be exposed, through the Underlying Funds, to debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or to unrated securities judged by an Underlying Fund to be of comparable quality. Prices of fixed-income securities rise and fall in response to interest rate changes. Fixed-income securities may also be downgraded in credit rating or go into default.

•

The Funds are exposed, through the Underlying Funds, to the risks associated with debt securities that are rated below investment grade. These securities are commonly referred to as high-yield or “junk bonds” and involve higher risks, higher volatility and higher risk of default than investment grade bonds.

•	An investment in any Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•

The officers and Trustees of the Funds presently serve as officers and Trustees of the Underlying Funds. RIMCo presently serves as investment manager of the Funds and Underlying Funds. Therefore, conflicts may arise as those persons and RIMCo fulfill their fiduciary responsibilities to the Funds and to the Underlying Funds.

•

The 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds are new Funds without an operating history, which may result in additional risk. There can be no assurance that these Funds will grow to an economically viable size, in which case these Funds may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon, and risk tolerance before investing in any Fund.

Performance

The following bar charts illustrate the risks of investing in the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds by showing how the performance of each Fund’s Class S Shares varies over the life of each Fund. The returns (both before and after tax) for Class A, E, R1, R2 and R3 Shares offered by this Prospectus may be lower than the Class S returns shown in the bar charts, depending upon the fees and expenses of that Class. The highest and lowest returns for a full quarter during the periods shown in the bar charts for the Funds’ Class S Shares are set forth below the bar charts.

Because the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds are new, performance history and average annual returns for these Funds are not included in this Prospectus. Performance history and average annual returns for these Funds will be available after these Funds have been in operation for one calendar year.

The tables accompanying the bar charts further illustrate the risks of investing in each Fund by showing how each Fund’s average annual returns for one year and since the beginning of operations of each Fund compare with the returns of certain indexes that measure broad market performance. Index returns do not reflect deduction for fees, expenses or taxes. Index returns do not include fair valuation adjustments which may be included in fund returns. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. If a Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. The calculation of total return after taxes on distributions and sale of Fund Shares assumes that a shareholder has sufficient capital gains of the same character to offset any capital losses on a sale of Fund Shares and that the shareholder may therefore deduct the entire capital loss.

Past performance, both before-tax and after-tax, is no indication of future results.

2010 Strategy Fund

Annual Total Returns

(for the years ended December 31)

Class S

Best Quarter:    3.68% (4Q/06)

Worst Quarter:     (1.20)% (1Q/05)

Average annual total returns for the periods ended December 31, 2007	1 Year	Since Inception*

Return Before Taxes, Class A**	0.27%	5.03%

Return Before Taxes, Class E	6.40%	7.09%

Return Before Taxes, Class R1***	6.74%	7.38%

Return Before Taxes, Class R2****	6.48%	7.13%

Return Before Taxes, Class R3#	6.18%	6.83%

Return Before Taxes, Class S	6.74%	7.38%

Return After Taxes on Distributions, Class S	5.06%	6.07%

Return After Taxes on Distributions and Sale of Fund Shares, Class S	4.57%	5.64%

Merrill Lynch 1-2.99 Years Treasury Index##	7.32%	4.29%

Lehman Brothers Aggregate Bond Index	6.97%	4.56%

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.
**	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.
***	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.
****	The Fund first issued Class R2 Shares on November 10, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.
#	Class D Shares were redesignated Class R3 Shares on March 1, 2006.
##	Effective October 2, 2006 the Fund began using the Merrill Lynch 1-2.99 Years Treasury Index for comparative purposes. This change was made following the re-allocation of Fund assets to include the Short Duration Bond Fund.

2020 Strategy Fund

Annual Total Returns

(for the years ended December 31)

Class S

Best Quarter:    5.60% (4Q/06)

Worst Quarter:    (1.30)% (1Q/05)

Average annual total returns for the periods ended December 31, 2007	1 Year	Since Inception*

Return Before Taxes, Class A**	0.69%	6.43%

Return Before Taxes, Class E	6.78%	8.55%

Return Before Taxes, Class R1***	7.11%	8.84%

Return Before Taxes, Class R2****	6.75%	8.56%

Return Before Taxes, Class R3#	6.55%	8.27%

Return Before Taxes, Class S	7.12%	8.81%

Return After Taxes on Distributions, Class S	5.43%	7.65%

Return After Taxes on Distributions and Sale of Fund Shares, Class S	4.94%	6.97%

Lehman Brothers Aggregate Bond Index	6.97%	4.56%

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.
**	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.
***	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.
****	The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.
#	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

2030 Strategy Fund

Annual Total Returns

(for the years ended December 31)

Class S

Best Quarter:    7.81% (4Q/06)

Worst Quarter:    (2.44)% (4Q/07)

Average annual total returns for the periods ended December 31, 2007	1 Year	Since Inception*

Return Before Taxes, Class A**	1.06%	7.72%

Return Before Taxes, Class E	7.22%	9.88%

Return Before Taxes, Class R1***	7.46%	10.13%

Return Before Taxes, Class R2****	7.21%	9.86%

Return Before Taxes, Class R3#	6.88%	9.61%

Return Before Taxes, Class S	7.46%	10.14%

Return After Taxes on Distributions, Class S	5.98%	8.99%

Return After Taxes on Distributions and Sale of Fund Shares, Class S	5.33%	8.16%

Russell 1000® Index	5.77%	9.08%

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.
**	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.
***	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.
****	The Fund first issued Class R2 Shares on September 8, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.
#	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

2040 Strategy Fund

Annual Total Returns

(for the years ended December 31)

Class S

Best Quarter:    8.16% (4Q/06)

Worst Quarter:    (2.71)% (4Q/07)

Average annual total returns for the periods ended December 31, 2007	1 Year	Since Inception*

Return Before Taxes, Class A**	0.85%	8.17%

Return Before Taxes, Class E	6.99%	10.34%

Return Before Taxes, Class R1***	7.33%	10.63%

Return Before Taxes, Class R2****	7.04%	10.34%

Return Before Taxes, Class R3#	6.73%	10.05%

Return Before Taxes, Class S	7.33%	10.62%

Return After Taxes on Distributions, Class S	5.90%	9.51%

Return After Taxes on Distributions and Sale of Fund Shares, Class S	5.24%	8.63%

Russell 1000® Index	5.77%	9.08%

*	Commenced operations by issuing Class D, E and S Shares on December 31, 2004.
**	The Fund first issued Class A Shares on September 1, 2005. The returns shown for Class A Shares prior to that date are the returns of the Fund’s Class E Shares. The performance shown has been adjusted to reflect deduction of the maximum Class A sales charge of 5.75%.
***	The Fund first issued Class R1 Shares on June 7, 2006. The returns shown for Class R1 Shares prior to that date are the returns of the Fund’s Class S Shares.
****	The Fund first issued Class R2 Shares on March 17, 2006. The returns shown for Class R2 Shares prior to that date are the returns of the Fund’s Class E Shares.
#	Class D Shares were redesignated Class R3 Shares on March 1, 2006.

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Funds.

Shareholder Fees

(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Sales Charge (Load) Imposed on Reinvested Dividends	Maximum Deferred Sales Charge (Load)		Redemption Fees**	Exchange Fees
All Funds, Class A	5.75%	None	1.00	%*	None	None
All Funds, Class E, S, R1, R2, R3	None	None	None		None	None

*	There is a 1.00% deferred sales charge on redemptions of Class A Shares made within 12 months of a purchase of $1 million or more on which no front-end sales charge was paid and your Financial Intermediary was paid a commission by the Funds’ Distributor.

**	Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. For more information, please refer to the section “Payment of Redemption Proceeds.”

Annual Fund Operating Expenses#

(expenses that are deducted from Fund assets)

(% of net assets)

Shareholders in a Fund bear indirectly the proportionate expenses of the Underlying Funds in which the Fund invests. The Funds’ Net Annual Fund Operating Expense ratios in the table below are based on the Funds’ total direct operating expense ratios plus a weighted average of the expense ratios of the Underlying Funds in which they invest. These Net Annual Fund Operating Expense ratios may be higher or lower depending on the allocation of a Fund’s assets among the Underlying Funds, the actual expenses of the Underlying Funds and the actual expenses of the Funds.

	Advisory Fee	Distribution (12b-1) Fees*	Other Expenses**	Acquired (Underlying) Fund Fees and Expenses***	Total Annual Fund Operating Expenses##	Less Fee Waivers and Expense Reimbursements###	Net Annual Fund Operating Expenses##
Class A Shares
2010 Strategy Fund	0.20%	0.25%	0.91%	0.76%	2.12%	(1.11)%	1.01%
2020 Strategy Fund	0.20%	0.25%	0.41%	0.81%	1.67%	(0.61)%	1.06%
2030 Strategy Fund	0.20%	0.25%	0.52%	0.88%	1.85%	(0.72)%	1.13%
2040 Strategy Fund	0.20%	0.25%	0.69%	0.88%	2.02%	(0.89)%	1.13%

Class E Shares
2010 Strategy Fund	0.20%	0.00%	1.16%	0.76%	2.12%	(1.11)%	1.01%
2020 Strategy Fund	0.20%	0.00%	0.66%	0.81%	1.67%	(0.61)%	1.06%
2030 Strategy Fund	0.20%	0.00%	0.77%	0.88%	1.85%	(0.72)%	1.13%
2040 Strategy Fund	0.20%	0.00%	0.94%	0.88%	2.02%	(0.89)%	1.13%

Class S Shares
2010 Strategy Fund	0.20%	0.00%	0.91%	0.76%	1.87%	(1.11)%	0.76%
2020 Strategy Fund	0.20%	0.00%	0.41%	0.81%	1.42%	(0.61)%	0.81%
2030 Strategy Fund	0.20%	0.00%	0.52%	0.88%	1.60%	(0.72)%	0.88%
2040 Strategy Fund	0.20%	0.00%	0.69%	0.88%	1.77%	(0.89)%	0.88%

	Advisory Fee	Distribution (12b-1) Fees*	Other Expenses**	Acquired (Underlying) Fund Fees and Expenses***	Total Annual Fund Operating Expenses##	Less Fee Waivers and Expense Reimbursements###	Net Annual Fund Operating Expenses##
Class R1 Shares
2010 Strategy Fund	0.20%	0.00%	0.91%	0.76%	1.87%	(1.11)%	0.76%
2015 Strategy Fund	0.20%	0.00%	0.97%	0.78%	1.95%	(1.17)%	0.78%
2020 Strategy Fund	0.20%	0.00%	0.41%	0.81%	1.42%	(0.61)%	0.81%
2025 Strategy Fund	0.20%	0.00%	0.52%	0.84%	1.56%	(0.72)%	0.84%
2030 Strategy Fund	0.20%	0.00%	0.52%	0.88%	1.60%	(0.72)%	0.88%
2035 Strategy Fund	0.20%	0.00%	0.52%	0.88%	1.60%	(0.72)%	0.88%
2040 Strategy Fund	0.20%	0.00%	0.69%	0.88%	1.77%	(0.89)%	0.88%
2045 Strategy Fund	0.20%	0.00%	0.63%	0.88%	1.71%	(0.83)%	0.88%
2050 Strategy Fund	0.20%	0.00%	0.63%	0.88%	1.71%	(0.83)%	0.88%
In Retirement Fund	0.20%	0.00%	3.81%	0.75%	4.76%	(4.01)%	0.75%

Class R2 Shares
2010 Strategy Fund	0.20%	0.00%	1.16%	0.76%	2.12%	(1.11)%	1.01%
2015 Strategy Fund	0.20%	0.00%	1.22%	0.78%	2.20%	(1.17)%	1.03%
2020 Strategy Fund	0.20%	0.00%	0.66%	0.81%	1.67%	(0.61)%	1.06%
2025 Strategy Fund	0.20%	0.00%	0.77%	0.84%	1.81%	(0.72)%	1.09%
2030 Strategy Fund	0.20%	0.00%	0.77%	0.88%	1.85%	(0.72)%	1.13%
2035 Strategy Fund	0.20%	0.00%	0.77%	0.88%	1.85%	(0.72)%	1.13%
2040 Strategy Fund	0.20%	0.00%	0.94%	0.88%	2.02%	(0.89)%	1.13%
2045 Strategy Fund	0.20%	0.00%	0.88%	0.88%	1.96%	(0.83)%	1.13%
2050 Strategy Fund	0.20%	0.00%	0.88%	0.88%	1.96%	(0.83)%	1.13%
In Retirement Fund	0.20%	0.00%	4.06%	0.75%	5.01%	(4.01)%	1.00%

Class R3 Shares
2010 Strategy Fund	0.20%	0.25%	1.16%	0.76%	2.37%	(1.11)%	1.26%
2015 Strategy Fund	0.20%	0.25%	1.22%	0.78%	2.45%	(1.17)%	1.28%
2020 Strategy Fund	0.20%	0.25%	0.66%	0.81%	1.92%	(0.61)%	1.31%
2025 Strategy Fund	0.20%	0.25%	0.77%	0.84%	2.06%	(0.72)%	1.34%
2030 Strategy Fund	0.20%	0.25%	0.77%	0.88%	2.10%	(0.72)%	1.38%
2035 Strategy Fund	0.20%	0.25%	0.77%	0.88%	2.10%	(0.72)%	1.38%
2040 Strategy Fund	0.20%	0.25%	0.94%	0.88%	2.27%	(0.89)%	1.38%
2045 Strategy Fund	0.20%	0.25%	0.88%	0.88%	2.21%	(0.83)%	1.38%
2050 Strategy Fund	0.20%	0.25%	0.88%	0.88%	2.21%	(0.83)%	1.38%
In Retirement Fund	0.20%	0.25%	4.06%	0.75%	5.26%	(4.01)%	1.25%

*	Pursuant to the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on Class A, Class E, Class R2 and Class R3 Shares of the Funds may not exceed 7.25%, 6.25%, 6.25% and 6.25%, respectively, of total gross sales, subject to certain exclusions. This limitation is imposed at the Class level on each Class of Shares of each Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Class A, Class E, Class R2 and Class R3 Shares may pay more than the economic equivalent of the maximum sales charges permitted by FINRA.

**	“Other Expenses” includes a shareholder services fee of 0.25% of average daily net assets for Class E, Class R2 and Class R3 and an administrative fee of 0.05% of average daily net assets for all Classes of Shares.

Other expenses for the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds are based on estimates for the current fiscal year.

***	The Acquired (Underlying) Fund Fees and Expenses reflect the proportionate share of the expenses of the Underlying Funds in which the Funds invest.

#	If you purchase Shares through a Financial Intermediary, such as a bank or an investment adviser, you may also pay additional fees to the intermediary for services provided by the intermediary. You should contact your Financial Intermediary for information concerning what additional fees, if any, will be charged.

##	Amounts have been restated to reflect the proportionate share of the expenses of the Underlying Funds in which the Funds invest.

###	RIMCo and Russell Fund Services Company (“RFSC”), have agreed to waive and/or reimburse the Funds for all direct operating expenses other than Rule 12b-1 distribution fees, shareholder services fees, non-recurring expenses and extraordinary expenses until February 28, 2009 for the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy funds and until May 1, 2009 for the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds. These waivers and reimbursements may not be terminated during the relevant period except at the Board’s discretion.

Example

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses, which include the indirect expenses of the Underlying Funds, remain the same.

For the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds the calculation of costs for the one year period takes into account the effect of any current fee waivers and/or reimbursements contractually agreed to through February 28, 2009. The calculation of costs for the three, five and ten year periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:
2010 Strategy Fund	$672	$1,100	$1,553	$2,803
2020 Strategy Fund	677	1,015	1,376	2,389
2030 Strategy Fund	684	1,058	1,456	2,566
2040 Strategy Fund	684	1,092	1,524	2,722

Class E Shares:
2010 Strategy Fund	$103	$557	$1,038	$2,366
2020 Strategy Fund	108	466	849	1,924
2030 Strategy Fund	115	511	933	2,109
2040 Strategy Fund	115	547	1,006	2,277

Class S Shares:
2010 Strategy Fund	$78	$480	$908	$2,100
2020 Strategy Fund	83	390	719	1,651
2030 Strategy Fund	90	434	802	1,838
2040 Strategy Fund	90	470	876	2,011

Class R1 Shares:
2010 Strategy Fund	$78	$480	$908	$2,100
2020 Strategy Fund	83	390	719	1,651
2030 Strategy Fund	90	434	802	1,838
2040 Strategy Fund	90	470	876	2,011

Class R2 Shares:
2010 Strategy Fund	$103	$557	$1,038	$2,366
2020 Strategy Fund	108	466	849	1,924
2030 Strategy Fund	115	511	933	2,109
2040 Strategy Fund	115	547	1,006	2,277

Class R3 Shares:
2010 Strategy Fund	$128	$633	$1,164	$2,621
2020 Strategy Fund	133	543	979	2,193
2030 Strategy Fund	140	588	1,063	2,374
2040 Strategy Fund	140	623	1,134	2,537

For the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds the calculation of costs for the one year period takes into account the effect of any current fee waivers and/or reimbursements contractually agreed to through May 1, 2009. The calculation of costs for the three year period takes such fee waivers and/or reimbursements into account only for the first year of the period.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	1 Year	3 Years
Class R1 Shares:
2015 Strategy Fund	$80	$499
2025 Strategy Fund	86	422
2035 Strategy Fund	90	434
2045 Strategy Fund	90	458
2050 Strategy Fund	90	458
In Retirement Fund	77	1,072

Class R2 Shares:
2015 Strategy Fund	$105	$575
2025 Strategy Fund	111	499
2035 Strategy Fund	115	511
2045 Strategy Fund	115	535
2050 Strategy Fund	115	535
In Retirement Fund	102	1,144

Class R3 Shares:
2015 Strategy Fund	$130	$651
2025 Strategy Fund	136	576
2035 Strategy Fund	140	588
2045 Strategy Fund	140	611
2050 Strategy Fund	140	611
In Retirement Fund	127	1,216

MANAGEMENT OF THE FUNDS AND THE UNDERLYING FUNDS

The Funds’ and Underlying Funds’ investment adviser is RIMCo, 909 A Street, Tacoma, Washington 98402. RIMCo pioneered the “multi-style, multi-manager” investment method in mutual funds and, as of December 31, 2007, managed over $43.4 billion in 48 mutual fund portfolios. RIMCo, a wholly-owned subsidiary of Frank Russell Company (“Russell”), was established in 1982 to serve as the investment management arm of Russell. Russell is a subsidiary of The Northwestern Mutual Life Insurance Company. Founded in 1857, Northwestern Mutual is a mutual insurance company headquartered in Milwaukee, Wisconsin.

The Funds’ and Underlying Funds’ administrator and transfer agent is Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo.

The Russell Investment Company funds (“RIC Funds”) are offered through certain banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations that have been selected by the Funds’ adviser or distributor (“Financial Intermediaries”). Each Fund offers investors the opportunity to invest in a diversified mutual fund investment allocation program and is designed to provide a means for investors to use RIMCo’s “multi-style, multi-manager diversification” investment method and to obtain RIMCo’s and Russell’s money manager research services.

Russell was founded in 1936 and has been providing comprehensive asset management consulting services for over 30 years to institutional investors, principally large corporate employee benefit plans. Russell provides RIMCo and the RIC Funds with the money manager research services that it provides to its other clients. The Funds and Underlying Funds do not compensate Russell for these services.

Unlike most investment companies that have a single organization that acts as investment adviser, the Funds divide responsibility for investment advice between RIMCo and a number of money managers. RIMCo utilizes the money manager research and other resources of Russell in providing services to the Funds. Russell’s money manager research services include evaluating and recommending to RIMCo professional investment advisory and management organizations (“money managers”) to make specific portfolio investments for each asset class, according to designated investment objectives, styles and strategies. Fund assets are invested using a “multi-style, multi-manager diversification” technique.

Each Fund has a greater potential than most mutual funds for diversification among investment styles and money managers since it invests in shares of several Underlying Funds. Each Fund was created to provide a mutual fund investor with a simple but effective means of structuring a diversified mutual fund investment program.

Each Fund and Underlying Fund conducts its business through a number of service providers who act on its behalf. RIMCo, the Funds’ and Underlying Funds’ investment adviser, evaluates and oversees the Underlying Funds’ money managers as more fully described below. Each of the Underlying Fund’s money managers makes investment decisions for the portion of the Underlying Fund assigned to it by RIMCo. RFSC, in its capacity as the Funds’ and Underlying Funds’ administrator, provides or oversees the provision of all administration services for the Funds and Underlying Funds. The Funds’ custodian, State Street Bank, maintains custody of all of the Funds’ and Underlying Funds’ assets. RFSC, in its capacity as the Funds’ transfer agent, is responsible for maintaining the Funds’ shareholder records and carrying out shareholder transactions. When a Fund acts in one of these areas, it does so through the service provider responsible for that area.

RIMCo provides or oversees the provision of all investment advisory and portfolio management services for the Funds and Underlying Funds, including developing the investment program for each Fund and Underlying Fund. All assets of the Funds are allocated to Underlying Funds. RIMCo selects, subject to the approval of the Underlying Funds’ Board, money managers for the Underlying Funds, allocates Underlying Fund assets among those money managers, oversees them and evaluates their performance results. The Underlying Funds’ money managers select the individual portfolio securities for the assets of the Underlying Funds assigned to them. Except for money market funds, RIMCo allocates most of each Underlying Fund’s assets to multiple money managers. RIMCo exercises investment discretion over the portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the money managers. Currently, RIMCo manages a portion of certain Underlying Funds’ assets pursuant to a “select holdings” strategy as described later in this Prospectus. RIMCo also exercises investment discretion for each Underlying Fund’s cash reserves by selecting the individual portfolio securities for those portions of assets and may also directly manage portions of an Underlying Fund during transitions between money managers.

RIMCo’s employees who manage the RIC Funds, oversee the money managers of the RIC Funds and have primary responsibility for the management of the RIC Funds (the “RIMCo Managers”) are:

•

Mark D. Amberson, Portfolio Manager since May 1991. Mr. Amberson was appointed Director of Short-Term Investments in 2001. Mr. Amberson has primary responsibility for the management of the Money Market Fund.

•

Scott Crawshaw, Portfolio Manager since January 2006. From 2004 to 2006, Mr. Crawshaw was a Research Analyst with Russell Investments Limited, an affiliate of RIMCo. From 1998 to 2003, Mr. Crawshaw was a global emerging markets fund manager for ISIS Asset Management PLC. Mr. Crawshaw has primary responsibility for the management of the Emerging Markets Fund.

•

Bruce A. Eidelson, Portfolio Manager since January 2002. Mr. Eidelson is Director, Real Estate Securities. Mr. Eidelson has primary responsibility for the management of the Real Estate Securities Fund.

•

Tereasa Gandhi, Portfolio Manager since January 2006. Before rejoining Russell as a Senior Research Analyst in September 2003, Ms. Gandhi was a consultant on the Russell Developing Managers initiative from February 2003 to September 2003. Ms. Gandhi has primary responsibility for the management of the Tax-Managed Large Cap, Tax-Managed Mid & Small Cap and Select Growth Funds.

•

Philip Hoffman, Portfolio Manager since June 2004. From 2000 to June 2004, Mr. Hoffman was a Senior Research Analyst where he headed the research of global equity managers. Mr. Hoffman has primary responsibility for the management of the Global Equity Fund.

•	Dennis Jensen, Portfolio Manager since February 2004. From 1998 to 2004 Mr. Jensen was a Research Analyst. Mr. Jensen has primary responsibility for the management of the Select Value Fund.

•

Jill F. Johnson, Portfolio Manager since May 2004. Ms. Johnson started at Russell as Senior Investment Officer in March 2000 and was promoted to Portfolio Manager in May 2004. Ms. Johnson has primary responsibility for the management of the Equity Growth Strategy, Growth Strategy, Balanced Strategy, Moderate Strategy,

Conservative Strategy, Tax-Managed Global Equity, 2010 Strategy, 2015 Strategy, 2020 Strategy, 2025 Strategy, 2030 Strategy, 2035 Strategy, 2040 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds and the 2017 Retirement Distribution Fund — A Shares, 2017 Accelerated Distribution Fund — A Shares, 2027 Extended Distribution Fund — A Shares, 2017 Retirement Distribution Fund — S Shares, 2017 Accelerated Distribution Fund — S Shares and 2027 Extended Distribution Fund — S Shares.

•	James A. Jornlin, Portfolio Manager since July 1996. Mr. Jornlin has primary responsibility for the management of the International and International Securities Funds.

•

Brian C. Mock, Portfolio Manager since April 2005. From 1998 to 2005, Mr. Mock was a Senior Portfolio Trader. Mr. Mock has primary responsibility for the management of the portions of the portfolios of certain Funds allocated to the select holdings strategy which may be employed by certain Underlying Funds as described under “Investment Objective and Investment Strategies” later in this Prospectus.

•

Tom Monroe, Portfolio Manager since February 2004. Mr. Monroe was Director, Investment Technology from 2002 to 2004 for Russell. From 1999 to 2002 Mr. Monroe was Director, North America and Australasia. Mr. Monroe has primary responsibility for the management of the Equity Q and Quantitative Equity Funds.

•

Michael R. Ruff, Portfolio Manager since November 2002. Mr. Ruff has primary responsibility for the management of the Fixed Income I, Fixed Income III, Multistrategy Bond, Short Duration Bond and Tax Exempt Bond Funds.

•	Stephen W. Skatrud, Portfolio Manager since December 2001. Mr. Skatrud has primary responsibility for the management of the Equity I and Diversified Equity Funds.

•

Christopher D. Tessin, Portfolio Manager since September 2006. From 2005 to 2006, Mr. Tessin was an Associate Portfolio Manager. From 2003 to 2005, Mr. Tessin was a Research Analyst. From January 2001 to July 2003, Mr. Tessin worked in equity research at Bear Stearns. Mr. Tessin has primary responsibility for the management of the Equity II and Special Growth Funds.

Please see the Funds’ Statement of Additional Information for additional information about the RIMCo Managers’ compensation, other accounts managed by the RIMCo Managers and the RIMCo Managers’ ownership of securities in the Funds.

In the last fiscal year, the Funds did not pay RIMCo any advisory fees. RIMCo has agreed to waive its 0.20% advisory fee for the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds through May 1, 2009. RIMCo has agreed to waive its 0.20% advisory fee for the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds through February 28, 2009. However, the Funds pay indirectly a proportionate share of operating expenses of the Underlying Funds, including the advisory and administrative fees paid by the Underlying Funds in which the Funds invest.

In the last fiscal year, the aggregate annual rate of the advisory fees paid to RIMCo monthly on a pro rata basis as a percentage of average daily net assets of each Underlying Fund was: Equity I Fund, 0.55%, Equity Q Fund, 0.55%, Equity II Fund, 0.70%, International Fund, 0.70%, Short Duration Bond Fund, 0.45%, Fixed Income III Fund, 0.50%, Real Estate Securities Fund, 0.80%, Global Equity Fund, 0.95%, and Emerging Markets Fund, 1.15%.

In addition to the advisory and administrative fees payable by the Underlying Funds to RIMCo and RFSC, respectively, each Underlying Fund that invests its cash reserves or collateral received in securities lending transactions in RIC’s Money Market Fund pursuant to the terms and conditions of an exemptive order will bear indirectly a proportionate share of the Money Market Fund’s operating expenses, which include the advisory and administrative fees that the Money Market Fund pays to RIMCo and RFSC, respectively. The cash reserves and collateral for all Underlying Funds are invested in RIC’s Money Market Fund. The aggregate annual rate of advisory and administrative fees payable to RIMCo and RFSC on the cash reserves and collateral invested in RIC’s Money Market Fund is 0.10% (net of fee waivers and reimbursements). These fees are included in the Acquired (Underlying) Fund Fees and Expenses in the Funds’ Annual Fund Operating Expenses table above.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract between RIMCo and the Funds is available in the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds’ annual report to shareholders covering the period ended October 31, 2007 and will be available in the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds’ semi-annual report to shareholders covering the period ended April 30, 2008.

THE MONEY MANAGERS FOR THE UNDERLYING FUNDS

Each Underlying Fund allocates most of its assets among the money managers listed under “Money Manager Information” at the end of this Prospectus. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Underlying Funds’ adviser, may change the allocation of an Underlying Fund’s assets at any time.

Each money manager has complete discretion to select portfolio securities for its segment of an Underlying Fund’s assets. At the same time, however, each money manager must operate within each Underlying Fund’s investment objectives, restrictions and policies. Additionally, each money manager must operate within more specific parameters developed from time to time by RIMCo. RIMCo develops such parameters for each money manager based on RIMCo’s assessment of the money manager’s expertise and investment style. By assigning more specific parameters to each money manager, RIMCo attempts to capitalize on the strengths of each money manager and to combine their investment activities in a complementary fashion. Although the money managers’ activities are subject to general oversight by the Board and the Underlying Funds’ officers, neither the Board, the officers, RIMCo nor Russell evaluate the investment merits of a money manager’s individual security selections.

The Underlying Funds received an exemptive order from the Securities and Exchange Commission (SEC) that permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Underlying Funds’ Board of Trustees (Board), without a shareholder vote. An Underlying Fund notifies its shareholders within 60 days of when a money manager begins providing services. Each Underlying Fund selects money managers based primarily upon the research and recommendations of RIMCo. RIMCo, utilizing the money manager research provided by Russell, evaluates quantitatively and qualitatively the money managers’ investment style and process, performance record and portfolio characteristics in managing assets for specific asset classes, investment styles and strategies. Short-term investment performance, by itself, is not a controlling factor in the selection or termination of any money manager.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

The objective and principal strategies of each Underlying Fund are described in this section. Further information about the Underlying Funds is contained in the Prospectus and the Statement of Additional Information of the Underlying Funds. Because each Fund invests in the Underlying Funds, investors in each Fund will be affected by the Underlying Funds’ investment strategies in direct proportion to the amount of assets each Fund allocates to the Underlying Fund pursuing such strategies. To request a copy of a Prospectus for an Underlying Fund, contact RIC at 800-787-7354 (in Washington, 253-627-7001).

Each of the following Underlying Funds has either a fundamental or a non-fundamental investment objective as noted below. A fundamental investment objective may only be changed with shareholder approval. A non-fundamental investment objective may be changed by the Board of Trustees of that Underlying Fund without shareholder approval. If an Underlying Fund’s investment objective is changed, the Prospectus will be supplemented to reflect the new investment objective.

EQUITY I FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The Equity I Fund invests primarily in common stocks of medium and large capitalization U.S. companies. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index. On May 31, 2007, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $468.5 billion to $2.5 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

The Fund may invest in securities of non-U.S. issuers, typically by purchasing American Depositary Receipts (“ADRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. The Fund will invest primarily in sponsored ADRs but may also invest in unsponsored ADRs. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by RIMCo. The Fund uses the following principal investment styles intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

•

Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•	Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

Additionally, the Fund is diversified by equity substyle. For example, within the Growth Style, the Fund expects to employ both an Earnings Momentum substyle (concentrating on companies with more volatile and accelerating growth rates) and a Consistent Growth substyle (concentrating on companies with stable earnings growth over an economic cycle).

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach or a quantitative investment approach. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum.

RIMCo may employ a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo periodically analyzes the holdings in the Fund segments assigned to money managers to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

EQUITY Q FUND

Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The Equity Q Fund invests primarily in common stocks of medium and large capitalization companies which are predominantly U.S. based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Fund defines large and medium capitalization stocks as stocks of those companies represented by the Russell 1000® Index. On May 31, 2007, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $468.5 billion to $2.5 billion. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund may invest in companies not included within the Russell 1000® Index.

The Fund may invest in securities of non-U.S. issuers, typically by purchasing American Depositary Receipts (“ADRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. The Fund will invest primarily in sponsored ADRs but may also invest in unsponsored ADRs. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund pursues a Market-Oriented Style of security selection. Managers select securities from the broad equity market rather than focusing on the growth or value segments of the market. As a result, the Fund holds securities representing a broad section of companies and industries.

The Fund’s money managers use a variety of quantitative investment models (mathematical formulas based on statistical analyses) and techniques to rank the relative attractiveness of securities based upon expected ability to outperform the total return of the benchmark assigned to them by RIMCo. Money managers utilize certain models in their investment process based on research they conduct to identify those models which they believe are predictive of future returns. Examples of those quantitative models that may be used by some or all of the Funds’ money managers include, but are not limited to, dividend discount models, price/cash flow models, price/earnings models, earnings surprise and earnings estimate revisions models and price momentum models. Money managers rank the relative attractiveness of securities based on these models, then use quantitative portfolio construction techniques to create a portfolio they believe most likely to outperform their assigned benchmark. Each money manager performs this process independently from each other money manager.

Certain of the Fund’s money managers employ a limited long-short strategy (also referred to as a 120/20 or 130/30 strategy) pursuant to which they enter into short sales. In a limited long-short strategy, a money manager enters into short sales of securities and uses the proceeds of the short sales of securities to purchase long positions in other securities. As a result, that money manager’s portfolio will have long positions of 120% or 130% and short positions of 20% or 30%, respectively, with the money manager’s net position being 100% long. The money manager will take long positions in securities the money manager believes offer attractive return potential and sell short securities that the money manager believes will underperform. Selling a security short allows the Fund to earn a return from stocks that a money manager expects to underperform, and do underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund borrows the security and sells it to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at its market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The Fund may also make short sales “against the box.” In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. The Fund currently does not intend to make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its total assets. Although short selling implies the use of leverage, the Fund maintains a special custody account that mitigates the leverage effect in that the short sales are fully collateralized.

The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. Fund assets not allocated to money managers are managed by RIMCo.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

RIMCo may employ a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo periodically analyzes the holdings in the Fund segments assigned to money managers to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

EQUITY II FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The Equity II Fund invests primarily in common stocks of small and medium capitalization companies most of which are U.S. based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization, the Fund defines medium and small capitalization stocks as stocks of those companies represented by the Russell 2500™ Index. On May 31, 2007, the day on which capitalization data was used for the annual reconstitution of the Russell indexes, the market capitalization of these companies ranged from approximately $6.2 billion to $261.8 million. The market capitalization of these companies will change with market conditions and these capitalization ranges may vary significantly between an index reconstitution and at the time of the next index reconstitution. The Fund’s investments may include companies that have been publicly traded for less than five years and smaller companies, including companies not listed in the Russell 2500™ Index.

The Fund may invest in securities of non-U.S. issuers, typically by purchasing American Depositary Receipts (“ADRs”). An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. The Fund will invest primarily in sponsored ADRs but may also invest in unsponsored ADRs. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. The Fund may also invest in equity securities of other types of real estate- related companies.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by RIMCo. The Fund uses the following principal investment styles intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

•

Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•	Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is intended to be representative of the aggregate of the money managers’ benchmark indices.

Money managers may employ a fundamental investment approach or a quantitative investment approach. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

REAL ESTATE SECURITIES FUND

Non-Fundamental Investment Objective

Seeks to provide current income and long term capital growth.

Principal Investment Strategies

The Real Estate Securities Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies (“real estate securities”). The Fund considers a company to be a real estate company if at least 50% of its assets, gross income or net profits are attributable to the ownership, construction, development, management or sale of residential, commercial or industrial real estate. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in real estate securities. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund invests primarily in securities of companies, known as real estate investment trusts (REITs), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. The Fund may also invest in equity securities of other types of real estate-related companies. The Fund primarily invests in companies which are U.S. based. The Fund also invests in non-U.S. real estate securities.

The Fund employs a “multi-manager” approach whereby portions of the Fund are allocated to different money managers whose approaches are intended to complement one another. Fund assets not allocated to money managers are managed by RIMCo.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, property type and geographic weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund is classified as a “non-diversified fund” under the Investment Company Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The non-diversified status provides the Fund with greater investment flexibility to respond to consolidation in the REIT industry and to take larger positions in one or more issuers in the REIT industry.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund.

The Fund may also invest in non-U.S. issuers, by purchasing American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and higher liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. The Fund will invest primarily in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs. In a sponsored ADR, GDR or EDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR/GDR/EDR holders.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

GLOBAL EQUITY FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The Global Equity Fund invests primarily in equity securities, including common stocks and preferred stocks, of companies located in a number of countries around the world, including the U.S., in a globally diversified manner. While the Fund spreads its investments across the globe, the money managers will select securities of companies which the money managers believe have favorable growth prospects and/or attractive valuations based on current and expected earnings or cash flow, not based on the country in which a company is located.

The Fund may invest its assets in equity securities of companies that are located in emerging markets countries or that derive a majority of their revenues from operations in such countries. These companies are referred to as “Emerging Market Companies.” For purposes of the Fund’s operations, “emerging market countries” include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong and Singapore and most countries located in Western Europe.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund invests primarily in large and medium capitalization companies, but also invests in small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. As of December 31, 2007, the market capitalization of companies in the Fund’s benchmark, the MSCI World Index, an index which includes large, medium and small capitalization companies, ranged from approximately $520 billion to $300 million. The Fund may invest in companies and countries not included within the MSCI World Index.

The Fund may purchase American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) where an ADR, GDR or EDR provides better access to markets and higher liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. The Fund will invest primarily in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs. In a sponsored ADR, GDR or EDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR/GDR/EDR holders.

The Fund may at times seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable the Fund to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may also engage in foreign currency transactions for speculative purposes. Money managers may purchase or sell foreign currencies, mainly through the use of forward currency contracts, based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by RIMCo. The Fund uses the following principal investment styles intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

•

Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•	Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

Money managers may employ a fundamental investment approach or a quantitative investment approach. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund invests in certain types of derivative instruments. The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to manage country and currency exposure as a substitute for holding securities directly or to facilitate the implementation of its investment strategy. Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral to secure the obligations of the borrower.

The Fund may invest in warrants and convertible securities. The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. The Fund may also invest in equity securities of other types of real estate- related companies.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

INTERNATIONAL FUND

Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The International Fund invests primarily in equity securities, including common stocks and preferred stocks, issued by companies domiciled outside the U.S. and in depositary receipts which represent ownership of securities of non-U.S. companies. The Fund’s investments span most of the developed nations of the world (including those in Europe and the Pacific Basin region) to maintain a high degree of diversification among countries and currencies. The Fund’s securities are denominated primarily in foreign currencies and may be held outside the U.S. Securities held by the Fund which are denominated in U.S. dollars are still subject to currency risk.

The Fund may invest a portion of its assets in equity securities of companies that are located in countries with emerging markets or that derive a majority of their revenues from operations in such countries. These companies are referred to as “Emerging Market Companies.” For purposes of the Fund’s operations, “emerging market countries” include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong and Singapore and most countries located in Western Europe.

The Fund invests primarily in large and medium capitalization companies, but also invests in small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. As of December 31, 2007, the market capitalization of companies in the Fund’s benchmark, the MSCI Europe, Australia and Far East (EAFE) Index, an index which includes large, medium and small capitalization companies, ranged from approximately $230 billion to $300 million. The Fund may invest in companies and countries not included within the MSCI Europe, Australia and Far East (EAFE) Index.

The depositary receipts that the Fund may purchase include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and higher liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. The Fund will invest primarily in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs. In a sponsored ADR, GDR or EDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR/GDR/EDR holders.

The Fund may seek to protect its investments against adverse currency exchange rate changes by purchasing forward currency contracts. These contracts enable the Fund to “lock in” the U.S. dollar price of a security that it plans to buy or sell. The Fund may also engage in currency transactions for speculative purposes. Money managers may purchase or sell foreign currencies, mainly through the use of forward currency contracts, based on the money manager’s judgment regarding the direction of the market for a particular foreign currency or currencies.

The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles. Fund assets not allocated to money managers are managed by RIMCo. The Fund uses the following principal investment styles intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

•

Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•	Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

Money managers may employ a fundamental investment approach or a quantitative investment approach. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum.

RIMCo may employ a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo periodically analyzes the holdings in the Fund segments assigned to money managers to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund invests in certain types of derivative instruments. The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to manage country and currency exposure as a substitute for holding securities directly or to facilitate the implementation of its investment strategy.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes. The Fund may invest in warrants and convertible securities. The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. The Fund may also invest in equity securities of other types of real estate- related companies.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

EMERGING MARKETS FUND

Non-Fundamental Investment Objective

Seeks to provide long term capital growth.

Principal Investment Strategies

The Emerging Markets Fund will primarily invest in equity securities, including common stock and preferred stock, of companies that are located in countries with emerging markets or that derive a majority of their revenues from operations in such countries. These companies are referred to as “Emerging Market Companies.” For purposes of the Fund’s operations, “emerging market countries” include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong and Singapore and most countries located in Western Europe. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in Emerging Market Companies. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund seeks to maintain a broadly diversified exposure to emerging market countries and ordinarily will invest in the securities of issuers in at least ten different emerging market countries.

The Fund invests in large, medium and small capitalization companies. However, the money managers do not select stocks based on the capitalization size of a company but rather on the relative attractiveness of the investment opportunity. As of December 31, 2007, the market capitalization of companies in the Fund’s benchmark, the MSCI Emerging Markets Index, an index which includes large, medium and small capitalization companies, ranged from approximately $133 billion to $100 million. The Fund may invest in companies and countries not included within the MSCI Emerging Markets Index.

The Fund invests in common stocks, and to a lesser extent in preferred stocks, of Emerging Market Companies and in depositary receipts which represent ownership of securities of non-U.S. companies. The Fund’s securities are denominated primarily in foreign currencies and may be held outside the U.S. Securities held by the Fund which are denominated in U.S. dollars are still subject to currency risk.

The depositary receipts that the Fund may purchase include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may purchase depositary receipts where an ADR, GDR or EDR provides better access to markets and higher liquidity than the underlying security. An ADR is a stock that trades in the U.S. but represents shares in a non-U.S. company. A GDR is a stock that trades in one or more global markets but represents shares of a company domiciled in a different country. An EDR is issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. The Fund will invest primarily in sponsored ADRs, GDRs and EDRs but may also invest in unsponsored ADRs, GDRs and EDRs. In a sponsored ADR, GDR or EDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR/GDR/EDR holders.

The Fund invests in certain types of derivative instruments. The Fund may use derivatives, including stock options, country index futures and swaps or currency forwards, to manage country and currency exposure as a substitute for holding securities directly or to facilitate the implementation of its investment strategy.

Some emerging market countries do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. Therefore, when a money manager believes it is appropriate to do so, the Fund may invest in synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes or low exercise price warrants, or may invest in equity linked notes.

The Fund employs a “multi-style, multi-manager” approach whereby portions of the Fund are allocated to different money managers who employ distinct investment styles and different investment approaches. Fund assets not allocated to money managers are managed by RIMCo. The Fund focuses mainly on the investment approaches of money managers but also uses three principal investment styles intended to complement one another:

•	Growth Style emphasizes investments in equity securities of companies with above-average earnings growth prospects.

•

Value Style emphasizes investments in equity securities of companies that appear to a money manager to be undervalued relative to their corporate worth, based on earnings, book or asset value, revenues, cash flow or other measures.

•	Market-Oriented Style emphasizes investments in companies from the broad equity market rather than focusing on the growth or value segments of the market.

When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include country weightings, capitalization size, growth and profitability measures, valuation measures, economic sector weightings and earnings and price volatility statistics. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another.

Money managers may employ a fundamental investment approach or a quantitative investment approach. A quantitative money manager selects stocks using a variety of quantitative investment models (mathematical formulas based on statistical analyses) and techniques to rank the relative attractiveness of securities versus their benchmarks and uses quantitative techniques to construct its portfolio. A money manager using a fundamental investment approach selects stocks based upon its research and analysis of a variety of factors, including, but not limited to, future earnings potential, security valuations, financial quality and business momentum.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives. This is intended to cause the Fund to perform as though its cash reserves were actually invested in those markets.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund may invest in pooled investment vehicles, such as other investment companies, which enjoy broader or more efficient access to shares of Emerging Market Companies in certain countries but which may involve a further layering of expenses. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund.

The Fund may invest a portion of its assets in securities of companies, known as real estate investment trusts (“REITs”), that own and/or manage properties. By investing in REITs indirectly through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund. The Fund may also invest in equity securities of other types of real estate- related companies.

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

FIXED INCOME III FUND

Non-Fundamental Investment Objective

Seeks to provide current income, and as a secondary objective, capital appreciation.

Principal Investment Strategies

The Fixed Income III Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in bonds. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund holds fixed income securities issued or guaranteed by the U.S. government (including TIPS (Treasury Inflation Protected Securities) and zero coupon securities) and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. The Fund holds asset-backed securities and mortgage-backed securities, including collateralized mortgage obligations and commercial mortgage-backed securities. The Fund purchases loans and other direct indebtedness, and invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds).

A majority of the Fund’s assets are U.S. dollar denominated but the Fund may invest in non-U.S. debt securities including emerging markets debt securities and bonds issued through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring, also known as Brady bonds.

The Fund may invest up to 25% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the Fund to be of comparable quality. These securities are commonly referred to as high-yield or “junk bonds.” Junk bonds, and to a lesser extent other types of bonds, may sell at a discount and thereby provide opportunities for capital appreciation.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. For example, the money managers may identify sectors of the fixed-income market that they believe are undervalued and focus their investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. Additionally, the Fund typically holds proportionately fewer U.S. Treasury obligations than are represented in the Lehman Brothers Aggregate Bond Index.

The Fund invests in certain types of derivative instruments. The Fund may purchase and sell futures contracts, including interest rate, foreign currency and Treasury futures and enter into options, when issued transactions (also called forward commitments), forward foreign currency contracts, swap agreements or swaptions as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

The duration of the Fund’s portfolio typically ranges within 10% of the duration of the Lehman Brothers Aggregate Bond Index, which was 4.5 years as of December 31, 2007, but may vary up to 35% from the Index’s duration. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds held in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund employs multiple money managers, each with its own investment style. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. Fund assets not allocated to money managers are managed by RIMCo.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by purchasing fixed income securities and/or derivatives to expose the Fund’s cash reserves to changes in interest rates.

The Fund may invest in other investment companies and pooled investment vehicles. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund. From time to time, the Fund may invest in municipal debt securities.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

SHORT DURATION BOND FUND

Non-Fundamental Investment Objective

Seeks to provide current income and preservation of capital with a focus on short duration securities.

Principal Investment Strategies

The Short Duration Bond Fund invests primarily in bonds. Bonds are fixed-income securities representing debt obligations that require the issuer to repay the bondholders the principal amount borrowed and to generally pay interest.

The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in bonds. The Fund will provide 60 days’ notice to its shareholders prior to a change in this policy. The 80% investment requirement applies at the time the Fund invests its assets.

The Fund holds fixed income securities issued or guaranteed by the U.S. government (including TIPS (Treasury Inflation Protected Securities) and zero coupon securities) and to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. Zero coupon securities are notes, bonds and debentures that (1) do not pay current interest and are issued at a substantial discount from par value, (2) have been stripped of their unmatured interest coupons and receipts or (3) pay no interest until a stated date one or more years into the future. The Fund holds asset-backed securities and mortgage-backed securities, including collateralized mortgage obligations and commercial mortgage-backed securities. The Fund purchases loans and other direct indebtedness, and invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations (Yankee Bonds).

A majority of the Fund’s assets are U.S. dollar denominated but the Fund also invests in non-U.S. debt securities, including emerging markets debt securities and bonds issued through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring, also known as Brady bonds.

The Fund defines short duration as a duration ranging from 0.5 to 3.0 years. The Fund has no restrictions on individual security duration. Duration is a measure of a bond price’s sensitivity to a change in interest rates. In general, as interest rates rise, the value of the bonds held in the Fund will tend to decline, and, as interest rates fall, the value of the bonds in the Fund will tend to rise. Bonds with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

The Fund invests in securities of issuers in a variety of sectors of the fixed-income market. The Fund’s money managers identify sectors of the fixed-income market that they believe are undervalued and focus the Fund’s investments in those sectors. These sectors will differ over time. To a lesser extent, the Fund may attempt to anticipate shifts in interest rates and hold securities that the Fund expects to perform well in relation to market indexes as a result of such shifts. Additionally, the Fund typically holds proportionately fewer U.S. Treasury obligations than are represented in the Merrill Lynch 1-2.99 Years Treasury Index.

The Fund invests in certain types of derivative instruments. The Fund may purchase and sell futures contracts, including interest rate, foreign currency and Treasury futures and enter into options, when issued transactions (also called forward commitments), forward foreign currency contracts, swap agreements or swaptions as a substitute for holding securities directly, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund’s portfolio. The Fund may buy or sell credit default swaps or other credit derivatives as an alternative to buying or selling the debt securities themselves or otherwise to increase the Fund’s total return. The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by separating the interest and the principal components of an outstanding U.S. Treasury or agency note or bond and selling them as individual securities.

Some of the securities in which the Fund invests are supported by credit and liquidity enhancements from third parties. These enhancements may include letters of credit from foreign or domestic banks.

The Fund may invest up to 15% of its assets in debt securities that are rated below investment grade as determined by one or more nationally recognized securities rating organizations or in unrated securities judged by the Fund to be of comparable quality. These securities are commonly referred to as high-yield or “junk bonds.”

A portion of the Fund’s net assets may be “illiquid” securities (i.e., securities that do not have a readily available market or that are subject to resale restrictions).

The Fund employs multiple money managers, each with its own investment style. When determining how to allocate its assets among money managers, the Fund considers a variety of factors. These factors include a money manager’s investment style, investment approach, investment substyle and expected return potential of a money manager relative to its assigned benchmark, as well as the characteristics of the money manager’s typical investment portfolio. These characteristics include portfolio biases, magnitude of sector shifts and duration movements. The Fund also considers the manner in which money managers’ historical and expected investment returns correlate with one another. Fund assets not allocated to money managers are managed by RIMCo.

The Fund may sell securities for a variety of reasons including to realize gains, limit losses or to make funds available for other investment opportunities. The Fund may also sell a security if there is a significant change to the security’s risk/return profile or if a money manager determines that the security is no longer consistent with the investment strategies it pursues for the Fund.

The Fund intends to be fully invested at all times.

Non-Principal Investment Strategies

The Fund, like any mutual fund, maintains cash reserves, (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses). Cash reserves are invested in short-term investments, including the RIC Money Market Fund. In addition to investing in such short-term investments, the Fund may pursue its strategy to be fully invested by purchasing fixed income securities and/or derivatives to expose the Fund’s cash reserves to changes in interest rates.

The Fund may invest in other investment companies and pooled investment vehicles. By investing in pooled investment vehicles indirectly through the Fund, a shareholder will bear expenses of the pooled investment vehicles in addition to expenses of the Fund. From time to time, the Fund may invest in municipal debt obligations.

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day).

The Fund may lend its portfolio securities in an amount up to one-third of its total assets to earn income. These loans may be terminated at any time. The Fund will receive either cash or U.S. government debt obligations as collateral to secure the obligations of the borrower.

On rare occasions, the Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. If this occurs, the Fund may not achieve its investment objective during such times. The Fund may take a defensive position by raising cash levels and/or reducing or eliminating the strategy to expose its cash reserves to the performance of appropriate markets.

RISKS

An investment in the Funds, like any investment, has risks. The value of each Fund fluctuates and you could lose money. The following table lists the Funds and the types of risks that each Fund is subject to, based on the investments made by the Underlying Funds, and identifies the Funds and Underlying Funds most likely to be affected by each risk. Other Funds and Underlying Funds that are not listed may be subject to one or more of the risks, but not in a way that is expected to principally affect the performance of such Funds and Underlying Funds as a whole. Please refer to the discussion following the chart and the Funds’ Statement of Additional Information for a discussion of risks associated with types of securities held by the Underlying Funds and the investment practices employed by the individual Underlying Funds.

	FUNDS										UNDERLYING FUNDS
• = Principal Risk ¡ = Non-Principal Risk	2010 Strategy	2015 Strategy	2020 Strategy	2025 Strategy	2030 Strategy	2035 Strategy	2040 Strategy	2045 Strategy	2050 Strategy	In Retirement	Equity I	Equity Q	Equity II	Real Estate Securities	Global Equity	International	Emerging Markets	Fixed Income III	Short Duration Bond
RISKS
Investing in Underlying Funds	•	•	•	•	•	•	•	•	•	•
Asset Allocation	•	•	•	•	•	•	•	•	•	•
New Fund Risk		•		•		•		•	•	•
Multi-Manager Approach	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Security Selection and Market Risk	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Equity Securities
Common Stocks	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•	•
Value Stocks	•	•	•	•	•	•	•	•	•	•	•		•		•	•	•
Growth Stocks	•	•	•	•	•	•	•	•	•	•	•		•		•	•	•
Market-Oriented Investments	•	•	•	•	•	•	•	•	•	•	•	•	•		•	•	•
Quantitative Investing	•	•	•	•	•	•	•	•	•	•	•	•	•		•	•	•
Securities of Small Capitalization Companies	•	•	•	•	•	•	•	•	•	•			•		•	•	•
Preferred Stocks	•	•	•	•	•	•	•	•	•	•					•	•	•
Fixed-Income Securities	•	•	•	•	•	•	•	•	•	•								•	•
Non-Investment Grade Fixed-Income Securities (High-Yield or “Junk Bonds”)	•	•	•	•	•	•	•	•	•	•								•	•
Government Issued or Guaranteed Securities, U.S. Government Securities	•	•	•	•	•	•	•	•	•	•								•	•
Municipal Obligations	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡								¡	¡
Mortgage or Asset Backed Securities	•	•	•	•	•	•	•	•	•	•								•	•

	FUNDS										UNDERLYING FUNDS
• = Principal Risk ¡ = Non-Principal Risk	2010 Strategy	2015 Strategy	2020 Strategy	2025 Strategy	2030 Strategy	2035 Strategy	2040 Strategy	2045 Strategy	2050 Strategy	In Retirement	Equity I	Equity Q	Equity II	Real Estate Securities	Global Equity	International	Emerging Markets	Fixed Income III	Short Duration Bond
Credit and Liquidity Enhancements	•	•	•	•	•	•	•	•	•	•								•	•
Repurchase Agreements	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡								¡	¡
International Securities	•	•	•	•	•	•	•	•	•	•				•	•	•	•	•	•
Non-U.S. Equity Securities	•	•	•	•	•	•	•	•	•	•				•	•	•	•
Non-U.S. Debt Securities	•	•	•	•	•	•	•	•	•	•								•	•
Emerging Markets Debt	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡								•	•
Emerging Market Countries	•	•	•	•	•	•	•	•	•	•					•	•	•
Instruments of U.S. and Foreign Banks and Foreign Corporations	•	•	•	•	•	•	•	•	•	•								•	•
Currency Risk	•	•	•	•	•	•	•	•	•	•				•	•	•	•	•	•
Synthetic Foreign Equity Securities	•	•	•	•	•	•	•	•	•	•					¡	¡	•
Equity Linked Notes	•	•	•	•	•	•	•	•	•	•					¡	¡	•
Derivatives (Futures Contracts, Options, Forwards and Swaps)	•	•	•	•	•	•	•	•	•	•	¡	¡	¡		¡	¡	•	•	•
Forward Currency Contracts	•	•	•	•	•	•	•	•	•	•					•	•		•	•
Leveraging Risk	•	•	•	•	•	•	•	•	•	•		•						•	•
Short Sales	•	•	•	•	•	•	•	•	•	•		•
Real Estate Securities	•	•	•	•	•	•	•	•	•	•			•	•	¡	¡	¡
REITs	•	•	•	•	•	•	•	•	•	•			•	•	¡	¡	¡
Depositary Receipts	•	•	•	•	•	•	•	•	•	•	•	•	•	¡	•	•	•
Illiquid Securities	•	•	•	•	•	•	•	•	•	•			¡	¡	¡	¡	¡	•	•
Non-Diversification Risk	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡				•
Industry Concentration Risk	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡				•
Exposing Cash Reserves to Appropriate Markets	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡		¡	¡	¡	¡	¡
Securities Lending	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡
Fund of Funds Investment Risk	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	¡	•	•	¡	•	¡	•

Investing in Underlying Funds

Since the assets of each Fund are invested primarily in shares of the Underlying Funds, the investment performance of each Fund is directly related to the investment performance of the Underlying Funds in which it invests. The Funds have no control over the Underlying Funds’ investment strategies.

Asset Allocation

Neither the Funds nor RIMCo can offer any assurance that the asset allocation of a Fund will either maximize returns or minimize risks. Nor can the Funds or RIMCo offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

New Fund Risk

The 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds are new Funds without an operating history, which may result in additional risk. There can be no assurance that these Funds will grow to an economically viable size, in which case these Funds may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time. You should consider your own investment goals, time horizon, and risk tolerance before investing in any Fund.

Multi-Manager Approach

The investment styles employed by a Fund’s money managers may not be complementary. The interplay of the various strategies employed by a Fund’s multiple money managers may result in a Fund holding a concentration of certain types of securities. This concentration may be beneficial or detrimental to a Fund’s performance depending upon the performance of those securities and the overall economic environment. The money managers selected for a Fund may underperform the market generally or other money managers that could have been selected for that Fund. The multi-manager approach could increase a Fund’s portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to a Fund’s portfolio securities, higher brokerage commissions and other transaction costs.

Security Selection and Market Risk

The securities chosen by RIMCo or a money manager to be in a Fund’s portfolio may decline in value. Security selection risk may cause a Fund to underperform other funds with similar investment objectives and investment strategies. The use of the select holdings strategy by certain equity Funds will amplify those Funds’ security selection risk and potential underperformance. Despite the Funds’ strategies to achieve positive investment returns regardless of general market conditions, the values of the Funds’ investments will change with market conditions, and so will the value of any investment in the Funds. Investment in the Funds could be lost or the Funds could underperform other investments.

Equity Securities

•	Common Stocks

The value of common stocks will rise and fall in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks.

•	Value Stocks

Investments in value stocks are subject to the risks of common stocks, as well as the risks that (i) their intrinsic values may never be realized by the market or (ii) such stock may turn out not to have been undervalued.

•	Growth Stocks

Investments in growth stocks are subject to the risks of common stocks. Growth company stocks generally provide minimal dividends which could otherwise cushion stock prices in a market decline. The value of growth company stocks may rise and fall significantly based, in part, on investors’ perceptions of the company, rather than on fundamental analysis of the stocks.

•	Market-Oriented Investments

Market-oriented investments are subject to the risks of common stocks, as well as the risks associated with growth and value stocks.

•	Quantitative Investing

Securities selected using a quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Additionally, commonality of holdings across quantitative money managers may amplify losses.

•	Securities of Small Capitalization Companies

Investments in securities of small capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of a Fund’s portfolio.

•	Preferred Stocks

Investments in preferred stocks are subject to the risks of common stocks, as well as the risk that interest rates will rise and make the fixed dividend feature, if any, less appealing to investors. Preferred stock does not usually have voting rights. The absence of voting rights may result in approval by the holders of the common stock of a corporate action to restructure a company for the benefit of the holders of the common stock to the detriment of the holders of the preferred stocks.

Fixed-Income Securities

Prices of fixed-income securities rise and fall in response to interest rate changes. Generally, when interest rates rise, prices of fixed-income securities fall. Expectations of higher inflation generally cause interest rates to rise. The longer the duration of the security, the more sensitive the security is to this risk. A 1% increase in interest rates would reduce the value of a $100 note by approximately one dollar if it had a one-year duration. There is also a risk that fixed income securities will be downgraded in credit rating or go into default. Lower-rated bonds, and bonds with longer final maturities, generally have higher credit risks.

•	Non-Investment Grade Fixed-Income Securities (High-Yield or “Junk Bonds”)

Although lower rated debt securities generally offer a higher yield than higher rated debt securities, they involve higher risks, higher volatility and higher risk of default than investment grade bonds. They are especially subject to:

•	Adverse changes in general economic conditions and in the industries in which their issuers are engaged,
•	Changes in the financial condition of their issuers and
•	Price fluctuations in response to changes in interest rates.

As a result, issuers of lower rated debt securities are more likely than other issuers to miss principal and interest payments or to default which could result in a loss to a Fund.

•	Government Issued or Guaranteed Securities, U.S. Government Securities

Bonds guaranteed by a government are subject to inflation risk and price depreciation risk. Bonds issued by non-U.S. governments are also subject to default risk. No assurance can be given that the U.S. government will provide financial support to certain U.S. government agencies or instrumentalities since it is not obligated to do so by law. Accordingly, bonds issued by U.S. government agencies or instrumentalities may involve risk of loss of principal and interest. These risks could result in losses to a Fund.

•	Municipal Obligations

Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes.

•	Mortgage-Backed Securities

Mortgage-backed securities (“MBS”) often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment. MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If a Fund buys MBS at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. The value of MBS may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental MBS may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in MBS, including those that are issued by private issuers, a Fund may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches”, with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

•	Asset-Backed Securities

Asset-backed securities may include MBS, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on the nature of the underlying assets, according to the following categories: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending. Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

•	Credit and Liquidity Enhancements

Third parties issue credit and/or liquidity enhancements, which may include letters of credit. Liquidity enhancements may be used to shorten the maturity of the debt obligation through a demand feature. Adverse changes in a guarantor’s credit quality if contemporaneous with adverse changes in the guaranteed security could cause losses to a Fund and may affect its net asset value. The use of credit and liquidity enhancements exposes a Fund to counterparty risk, which is the risk that the entity issuing the credit and/or liquidity enhancement may not be able to honor its financial commitments.

•	Repurchase Agreements

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying securities are collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities and may be deemed an unsecured creditor of the other party to the agreement.

International Securities

A Fund’s return and net asset value may be significantly affected by political or economic conditions and regulatory requirements in a particular country. Non-U.S. markets, economies and political systems may be less stable than U.S. markets, and changes in exchange rates of foreign currencies can affect the value of a Fund’s foreign assets. Non-U.S. laws and accounting standards typically are not as comprehensive as they are in the U.S. and there may be less public information available about foreign companies. Non-U.S. securities markets may be less liquid and have fewer transactions than U.S. securities markets. Additionally, international markets may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Investments in foreign countries could be affected by potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods or restrictions affecting the prompt return of capital to the U.S.

•	Non-U.S. Equity Securities

Non-U.S. equity securities can involve additional risks relating to political, economic or regulatory conditions in foreign countries. Less information may be available about foreign companies than about domestic companies, and foreign companies generally are not subject to the same uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

•	Non-U.S. Debt Securities

A Fund’s non-U.S. debt securities are typically obligations of sovereign governments and corporations. To the extent that a Fund invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

•	Emerging Markets Debt

A Fund’s emerging markets debt securities may include obligations of governments and corporations. These securities are particularly subject to a risk of default from political instability. There is also the risk that the emerging markets debt securities will be downgraded in credit rating or go into default.

•	Emerging Market Countries

Investments in emerging or developing markets involve exposure to economic structures that are generally less diverse and mature, and to political systems which have less stability than those of more developed countries. These securities are particularly subject to a risk of loss from political instability. Emerging market securities are subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. The volatility of emerging markets can be significantly higher than other equity asset classes.

•	Instruments of U.S. and Foreign Banks and Foreign Corporations

Non-U.S. corporations and banks issuing dollar denominated instruments in the U.S. are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks, such as accounting, auditing and recordkeeping standards, the public availability of information and, for banks, reserve requirements, loan limitations and examinations. This complicates efforts to analyze these securities, and may increase the possibility that a non-U.S. corporation or bank may become insolvent or otherwise unable to fulfill its obligations on these instruments.

•	Currency Risk

Foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time due to the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Funds’ investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Funds.

•	Synthetic Foreign Equity Securities (also referred to as International Warrants, Local Access Products, Participation Notes or Low Exercise Price Warrants)

International warrants are a form of derivative security issued by foreign banks that either give holders the right to buy or sell an underlying security or securities for a particular price or give holders the right to receive a cash payment relating to the value of the underlying security or securities. Local access products are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, foreign risk and currency risk. In the case of any exercise of the instruments, there may be a time delay between the time a holder gives instructions to exercise and the time the price of the security or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.

•	Equity Linked Notes

An equity linked note is a note, typically issued by a company or financial institution, whose performance is tied to a single stock or a basket of stocks. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Equity linked notes are generally subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies and, because they are equity-linked, may return a lower amount at maturity because of a decline in value of the linked security or securities. Equity linked notes are also subject to default risk and counterparty risk.

Derivatives (Futures Contracts, Options, Forwards and Swaps)

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are described in more detail under “Other Financial Instruments Including Derivatives” in the Statement of Additional Information. The Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. The Funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If a Fund’s predictions of movements in the direction of the securities, currencies or interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) dependence on a Fund’s ability to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (vi) for swaps, the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the credit default swap is based and (vii) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with use of certain derivatives. A Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. Each Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund.

Furthermore, regulatory requirements for the Funds to set aside assets to meet their obligations with respect to derivatives may result in a Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Fund needing to sell securities at a disadvantageous time. A Fund may also be unable to close out its derivatives positions when desired. Investments in derivatives can cause the Funds to be more volatile, and can result in significant losses. Certain derivatives have the potential for unlimited loss. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk.

Forward Currency Contracts

The Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or to effect investment transactions consistent with the Funds’ investment objectives and strategies. The Funds will conduct their forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward currency exchange contracts (“forward contract”) to purchase or sell currency at a future date. A forward contract involves an obligation to purchase or sell a specific currency. Forward currency contracts are subject to the risk that should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, borrowing, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions and short sales. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Funds will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.

Short Sales

In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund must return the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position.

Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When the Fund makes a short sale, the Fund may use all or a portion of the cash proceeds of short sales to purchase other securities or for any other permissible Fund purpose. To the extent necessary to meet collateral requirements, the Fund is required to pledge assets in a segregated account maintained by the Fund’s custodian for the benefit of the broker. The Fund also may use securities it owns to meet any such collateral obligations. Until a Fund returns a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current requirement under Regulation T promulgated by the Board of Governors of the Federal Reserve System under the authority of sections 7 and 8 of the Securities Exchange Act of 1934, as amended; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC (e.g., taking an offsetting long position in the security sold short).

Real Estate Securities

Just as real estate values go up and down, the value of the securities of companies involved in the industry, and in which a Fund invests, also fluctuates. A Fund that invests in real estate securities is also subject to the risks associated with direct ownership of real estate. Additional risks include declines in the value of real estate, changes in general and local economic and real estate market conditions, increases in property taxes or other operating expenses and changes in tax laws and interest rates. The value of securities of companies that service the real estate industry may also be affected by such risks.

•	REITs

REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit. Moreover, the underlying portfolios of REITs may not be diversified, and therefore subject to the risk of investing in a limited number of properties. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by tenants, self-liquidation and the possibility of failing either to qualify for tax-free pass-through of income under federal tax laws or to maintain their exemption from certain federal securities laws.

Depositary Receipts

Depositary receipts are securities traded on a local stock exchange that represent interests in securities issued by a foreign publicly-listed company. Depositary receipts have the same currency and economic risks as the underlying shares they represent. They are affected by the risks associated with the underlying non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. The value of depositary receipts will rise and fall in response to the activities of the company that issued the securities represented by the depositary receipts, general market conditions and/or economic conditions. Also, if there is a rise in demand for the underlying security and it becomes less available to the market, the price of the depositary receipt may rise, causing the Fund to pay a premium in order to obtain the desired depositary receipt. Conversely, changes in foreign market conditions or access to the underlying securities could result in a decline in the value of the depositary receipt.

Illiquid Securities

An illiquid security is one that does not have a readily available market or that is subject to resale restrictions. A Fund with an investment in an illiquid security may not be able to sell the security quickly and at a fair price, which could cause the Fund to realize losses on the security if the security is sold at a price lower than that at which it had been valued. An illiquid security may also have large price volatility.

Non-Diversification Risk

As a non-diversified fund, the Real Estate Securities Fund is subject to additional risk. To the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of the single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence, than it would be if the Fund were a diversified fund.

Industry Concentration Risk

The Real Estate Securities Fund concentrates its investments in real estate securities, including REITs. By concentrating in a single industry, the Fund carries much greater risk of adverse developments in that industry than a fund that invests in a wide variety of industries. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The value of securities of issuers in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements.

Exposing Cash Reserves to Appropriate Markets

By exposing its cash reserves to the performance of appropriate markets by purchasing equity securities (in the case of equity funds) or fixed income securities (in the case of fixed income funds) and/or derivatives, a Fund’s performance tends to correlate more closely to the performance of that market as a whole. However, the market performance of these instruments may not correlate precisely to the performance of the corresponding market. This approach increases a Fund’s performance if the particular market rises and reduces a Fund’s performance if the particular market declines.

Securities Lending

If a borrower of a Fund’s securities fails financially, the Fund’s recovery of the loaned securities may be delayed or the Fund may lose its rights to the collateral which could result in a loss to a Fund. While securities are on loan, each Fund is subject to: the risk that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, the risk that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, the risk that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, the risk that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, the risk that return of loaned securities could be delayed and could interfere with portfolio management decisions and the risk that any efforts to recall the securities for purposes of voting may not be effective.

Fund of Funds Investment Risk

The Underlying Funds are used as investments for funds of funds which have the same investment adviser as the Funds. The Underlying Funds may have a large percentage of their shares owned by such funds of funds. Should RIMCo change the fund of funds’ investment strategies or investment allocations such that a fund of funds invests fewer of its assets in an Underlying Fund or an Underlying Fund is no longer used as an investment of a fund of funds, that Underlying Fund could experience large redemptions of its shares. If these large redemptions occur, an Underlying Fund could be required to sell portfolio securities before its money managers would otherwise decide to do so. Large redemptions in an Underlying Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to an Underlying Fund’s portfolio securities, higher brokerage commissions and other transaction costs.

PORTFOLIO TURNOVER

The portfolio turnover rates for multi-manager funds are likely to be somewhat higher than the rates for comparable mutual funds with a single money manager. Each of the Underlying Funds’ money managers makes decisions to buy or sell securities independently from other money managers. Thus, one money manager for an Underlying Fund may be selling a security when another money manager for the Underlying Fund (or for another Underlying Fund) is purchasing the same security. Also, when an Underlying Fund replaces a money manager, the new money manager may significantly restructure the investment portfolio. These practices may increase the Underlying Funds’ portfolio turnover rates which may result in higher levels of realized gains or losses with respect to an Underlying Fund’s portfolio securities, higher brokerage commissions and other transaction costs. Brokerage commissions and transaction costs will reduce Underlying Fund performance. The annual portfolio turnover rates for each of the Underlying Funds, which in certain cases exceed 100%, are available in the Financial Highlights tables in the Prospectuses of the Underlying Funds.

PORTFOLIO DISCLOSURE

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.

Income Dividends

The amount and frequency of distributions are not guaranteed; all distributions are at the Board’s discretion. Currently, the Board intends to declare dividends from net investment income, if any, for each Fund on a quarterly basis, with payment being made in April, July, October and December. Each Fund receives income distributions from the Underlying Funds. An additional distribution of net investment income may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund.

Capital Gains Distributions

The Board will declare capital gains distributions (both short-term and long-term) once a year in mid-December to reflect any net short-term and net long-term capital gains, if any, realized by a Fund in the prior fiscal year. An additional distribution may be declared and paid by a Fund if required to avoid the imposition of a federal tax on the Fund. Distributions that are declared in October, November or December to shareholders of record in such months, and paid in January of the following year, will be treated for tax purposes as if received on December 31 of the year in which they were declared.

In addition, each Fund receives capital gains distributions from the Underlying Funds. Consequently, capital gains distributions may be expected to vary considerably from year to year. Also, each Fund may generate capital gains through rebalancing its portfolio to meet its Underlying Fund allocation percentages.

Buying a Dividend

If you purchase Shares just before a distribution, you will pay the full price for the Shares and receive a portion of the purchase price back as a taxable distribution. This is called “buying a dividend.” Unless your account is a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes even though you may not have participated in the increase of the net asset value of a Fund, regardless of whether you reinvested the dividends. To avoid “buying a dividend,” check a Fund’s distribution dates before you invest.

Automatic Reinvestment

Your dividends and other distributions will be automatically reinvested at the closing net asset value on the record date, in additional Shares of the appropriate Fund, unless you elect to have the dividends or distributions paid in cash or invested in another Fund. You may change your election by delivering written notice no later than ten days prior to the record date to your Financial Intermediary.

TAXES

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Shares or receive them in cash. Any long-term capital gains distributed by a Fund are taxable to you as long-term capital gains no matter how long you have owned your Shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.

When you sell or exchange Shares, you may have capital gains or losses. Any losses you incur if you sell or exchange Shares that you have held for six months or less will be treated as long-term capital losses, but only to the extent that the Fund has paid you long-term capital gains dividends with respect to those Shares during that period. The tax rate on any gains from the sale or exchange of your Shares depends on how long you have held your Shares.

The Funds make no representation as to the amount or variability of each Fund’s capital gains distributions which may vary as a function of several factors including, but not limited to, prevailing dividend yield levels, general market conditions, shareholders’ redemption patterns and Fund cash equitization activity.

Fund distributions and gains from the sale or exchange of your Shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate taxes. Under a temporary provision that was scheduled to expire for Fund taxable years beginning January 1, 2009 (but may possibly be temporarily extended), a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and short-term capital gains earned by the Fund. Also, for Fund taxable years beginning on or after January 1, 2009 (subject to a possible temporary extension), U.S. estate taxes may not apply to that portion of Shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. You should consult your tax professional about federal, state, local or foreign tax consequences of holding Shares.

If you are a corporate shareholder, a portion of the dividends you receive from a Fund may qualify for the corporate dividends received deduction.

By law, a Fund must withhold the legally required amount of your distributions and proceeds if you do not provide your correct taxpayer identification number, or certify that such number is correct, or if the IRS instructs the Fund to do so.

The tax discussion set forth above is included for general information only. You should consult your own tax adviser concerning the federal, state, local or foreign tax consequences of an investment in a Fund.

Additional information on these and other tax matters relating to each Fund and its shareholders is included in the section entitled “Taxes” in the Funds’ Statement of Additional Information.

HOW NET ASSET VALUE IS DETERMINED

Net Asset Value Per Share

The net asset value per share is calculated for Shares of each Class of each Fund on each business day on which Shares are offered or redemption orders are tendered. For each Fund, a business day is one on which the New York Stock Exchange (NYSE) is open for regular trading. Each Fund and each Underlying Fund determines net asset value at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier.

The price of Fund Shares is computed by dividing the current value of a Fund’s assets (i.e., the shares of the Underlying Funds at that day’s net asset value per share of such Underlying Fund) (less liabilities) by the number of Shares of the Fund outstanding and rounding to the nearest cent. Share value for purchase, redemption or exchange will be based on the net asset value next calculated after your order is received in good form (i.e., when all required documents and your check or wired funds are received) by the Funds or an authorized Fund agent. See “How to Purchase Shares,” “How to Redeem Shares” and “Exchange Privilege” for more information.

Valuation of Portfolio Securities

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

The Underlying Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Under the Board-approved Securities Valuation Procedures, the Board has delegated the day-to-day valuation functions to RFSC. However, the Board retains oversight over the valuation process.

Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days of the date of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. Investments in other mutual funds are valued at their net asset value per share, calculated at 4:00 p.m. Eastern Time or as of the close of the NYSE, whichever is earlier. The circumstances under which these companies will use fair value pricing and the effects of using fair value pricing can be found in the other mutual funds’ prospectuses.

Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by Pricing Services or brokers (when permitted by the Market Value Procedures).

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security’s fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes reflects fair value. The use of fair value pricing by an Underlying Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Underlying Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund shares is determined may be reflected in the calculation of net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Funds deem that the particular event or circumstance would materially affect such Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. Securities Market (defined in the Fair Value Procedures as the movement by any two of four major U.S. Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis fund exposure exceeds 20% in aggregate (all markets closed combined); a company event such as a material business development, dividend declaration, stock split or rights offering; a natural disaster or emergency situation; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem Fund Shares.

CHOOSING A CLASS OF SHARES TO BUY

You can choose between six classes of Shares for the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds and three classes of Shares for the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to you depends on the amount and intended length of your investment. Class A shares are not currently offered to new shareholders and may only be purchased by existing shareholders.

Comparing the Funds’ Classes

Your Financial Intermediary can help you decide which class meets your goals. Your Financial Intermediary may receive different compensation depending upon which class you choose.

Each Class of Shares has its own sales charge and expense structure, which enables you to choose the Class of Shares (and pricing) that best meets your specific needs and circumstances. In making your decision regarding which Class of Shares may be best for you to invest in, please keep in mind that your Financial Intermediary may receive different compensation depending on the Class of Shares that you invest in and you may receive different services in connection with investments in different Classes of Shares. You should consult with your Financial Intermediary about the comparative pricing and features of each Class, the services available for shareholders in each Class, the compensation that will be received by the Financial Intermediary in connection with each Class and other factors that may be relevant to your decision as to which Class of Shares to buy.

Class A Shares*
Initial sales charge	Up to 5.75%; reduced, waived or deferred for large purchases and certain investors.
Deferred Sales Charge	1.00% on redemptions of class A Shares made within 12 months of a purchase on which no front-end sales charge was paid and your Financial Intermediary was paid a commission by the Funds’ Distributor
Annual 12b-1 fees and Service Fees	Up to 0.25% of average daily assets

Class E and Class R2 Shares
Initial sales charge	None
Deferred Sales Charge	None
Annual 12b-1 fees and Service Fees	Up to 0.25% of average daily assets

Class R3 Shares
Initial sales charge	None
Deferred Sales Charge	None
Annual 12b-1 fees and Service Fees	Up to 0.50% of average daily assets

Class R1 and Class S Shares
Initial sales charge	None
Deferred Sales Charge	None
Annual 12b-1 fees and Service Fees	None

*	Class A shares are not currently offered to new shareholders and may only be purchased by existing shareholders.

FRONT-END SALES CHARGES

Class E, Class R1, Class R2, Class R3 and Class S Shares

Class E, Class R1, Class R2, Class R3 and Class S Shares of all Funds offered in this Prospectus are sold without an initial sales charge.

Class A Shares

Class A Shares are sold at the offering price, which is the net asset value plus a front-end sales charge. You pay a lower front-end sales charge as the size of your investment increases to certain levels. You do not pay a front-end sales charge on the Funds’ distributions of dividends or capital gains you reinvest in additional Class A Shares.

The table below shows the rate of front-end sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of compensation that is paid to your Financial Intermediary out of the front-end sales charge. This compensation includes commissions to Financial Intermediaries that sell Class A Shares. Financial Intermediaries may also receive the distribution fee payable on Class A Shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A Shares serviced by them.

	Front-end sales charge as % of		Financial Intermediary commission as % of offering price
Amount of Purchase	Offering Price	Net amount Invested
Less than $50,000	5.75	6.10	5.00
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.60
$1,000,000 or more	-0-	-0-	up to 1.00

Investments of $1,000,000 or more. You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of RIC Funds (other than money market funds). However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class A Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. Additional information on commissions paid to your Financial Intermediary on purchases of $1,000,000 or more is available in the Funds’ SAI.

Reducing Your Front-End Sales Charge. To receive a reduced front-end sales charge on purchases of Class A Shares as described below, you must notify your Financial Intermediary of your ability to qualify for a reduced front-end sales charge at the time your order for Class A Shares is placed.

Front-end Sales Charge Waivers. Purchases of Class A Shares may be made at net asset value without a front-end or back-end sales charge in the following circumstances. There is no commission paid to the Financial Intermediaries for shares purchased under the following circumstances:

1.	Sales to RIC trustees and employees of Russell (including retired trustees and employees), to the immediate families (as defined below) of such persons, or to a pension, profit-sharing or other benefit plan for such persons

2.	Offers of Class A Shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise

3.	Sales to employer sponsored Defined Contribution plans, excluding SEPs, SIMPLE-IRA and individual 403(b) Plans

4.	Sales to endowments or foundations with $50 million or more in assets

5.	Sales to current/retired registered representatives of broker-dealers having sales agreements with the Funds’ Distributor to sell Class A Shares of the Funds and sales to a current spouse or the equivalent thereof, child, step-child (with respect to current union only), parent, step-parent or parent-in-law of such registered representative or to a family trust in the name of such registered representative

6.	Accounts managed by a member of Russell Investments

7.	Shares purchased by tax-exempt organizations (as defined in Section 501(c)(3) of the IRC)

8.	Shares purchased through accounts that are part of certain qualified fee-based programs.

Moving Between Accounts. Under certain circumstances, you may transfer Class A shares of a Fund from an account with one registration to an account with another registration within 90 days without incurring a front end sales charge. For example, you may transfer shares without paying a front end sales load in the following cases:

•	From a non-retirement account to an IRA or other individual retirement account

•	From an IRA or other individual retirement account, such as a required minimum distribution, to a non-retirement account

In some cases, due to operational limitations or reporting requirements, you must redeem shares from one account and purchase shares in another account to achieve this type of transfer.

If you want to learn more about front-end sales charge waivers, contact your Financial Intermediary.

Aggregated Investments. The following types of accounts may be combined to qualify for reduced front-end sales charge including purchases made pursuant to rights of accumulation or letter of intent as described below:

The following accounts owned by you and/or a member of your immediately family (as defined below):

a.	Accounts held individually or jointly

b.	Those established under the Uniform Gift to Minors Act or Uniform Transfer to Minors Act

c.	IRA accounts and certain single participant retirement plan accounts

d.	Solely controlled business accounts

e.	Trust accounts benefiting you or a member of your immediate family

For purposes of aggregated investments, your immediate family includes your spouse, or the equivalent thereof, and your children and step-children under the age of 21.

Purchases made in nominee or street name accounts may NOT be aggregated with those made for other accounts and may NOT be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Rights of Accumulation (“ROA”). You may combine current purchases of any RIC Fund (other than money market funds) with the value of your existing holdings of all RIC Funds (other than money market funds) to determine your current front-end sales charge. You must notify your Financial Intermediary at the time an order is placed for a purchase or purchases which would qualify for the reduced front-end sales charge due to existing investments or other purchases. The reduced front-end sales charge may not be applied if such notification is not furnished at the time of the order.

For purchases to be aggregated for the purpose of qualifying for the ROA, they must be made on the same day through one Financial Intermediary. Your Financial Intermediary may require certain information to verify that the purchase qualifies for the reduced front-end sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional information is available from your Financial Intermediary.

Letter of intent (“LOI”). A non-binding LOI allows you to combine purchases of Shares of any RIC Funds (other than money market funds) you intend to make over a 13-month period with the market value of your current RIC Fund holdings (other than money market funds) to determine the applicable front-end sales charge. Any appreciation of your current RIC Fund holdings and any shares issued from reinvestment of dividends or capital gains will not be considered purchases made during the 13-month period. A portion of your account (up to 5%) will be held in escrow to cover additional Class A front-end sales charges that may be due. If you purchase less than the amount specified in the LOI and the LOI period expires or a full-balance redemption is requested or the account is transferred to another Financial Intermediary during the LOI period, shares in your account will be automatically redeemed to pay additional front-end sales charges that may be due. Fund shares held in plan or omnibus accounts are not eligible for an LOI unless the plan or omnibus account can maintain the LOI on their record keeping system. If the shareholder dies within the 13-month period, no additional front-end sales charges are required to be paid.

Exchange Privilege. Generally, exchanges between Class A Shares of the RIC Funds are not subject to a front-end sales charge. Class A Shares of the Money Market Fund initially purchased without payment of a front-end sales charge will be subject to the applicable front-end sales charge when exchanged into Class A Shares of another RIC Fund. Exchanges may have the same tax consequences as ordinary sales and purchases. Please contact your Financial Intermediary and/or tax adviser for more detailed information.

Reinstatement Privilege. You may reinvest proceeds from a redemption or distribution of Class A Shares (except Money Market Fund) into any Class A Shares of a RIC Fund without paying a front-end sales charge if such reinvestment is made within 90 days after the redemption or distribution date. Proceeds will be reinvested at the net asset value next determined after receipt of your purchase order in proper form. The privilege may not be exercised if proceeds are subject to a purchase restriction as described in the section titled “Frequent Trading Policies and Limitations on Trading Activity” and certain other restrictions may apply. Contingent deferred sales charges will be credited to your account at current net asset value following notification to the Fund by your Financial Intermediary.

The Funds make available free of charge, on the Funds’ website at www.russell.com, information about sales charges and sales charge waivers. The Funds’ website includes hyperlinks that facilitate access to this information.

MORE ABOUT DEFERRED SALES CHARGES

You do not pay a front-end sales charge when you buy $1,000,000 or more of shares of RIC Funds. However, if your Financial Intermediary was paid a commission by the Funds’ Distributor on those Class Shares and you redeem those Class A Shares within one year of purchase, you will pay a deferred sales charge of 1.00%. The 1.00% is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption. Class A Shares not subject to a deferred sales charge (those issued upon reinvestment of dividends or capital gains) are redeemed first followed by the Class A Shares you have held the longest. Exchanges between Class A Shares of the RIC Funds are not subject to a deferred sales charge.

The deferred sales charge may be waived on:

•	shares sold within 12 months following the death or disability of a shareholder

•	redemptions made in connection with the minimum required distribution from retirement plans or IRAs upon the attainment of age 70 1/2

•	as part of a systematic withdrawal plan equaling no more than 1% of the account value per any monthly redemption

•	involuntary redemptions

•	redemptions of Class A Shares to effect a combination of a Fund with any investment company by merger, acquisition of assets or otherwise

All waivers of deferred sales charges are subject to confirmation of your status or holdings.

If you want to learn more about deferred sales charges, contact your Financial Intermediary.

DISTRIBUTION AND SHAREHOLDER SERVICES ARRANGEMENTS

AND PAYMENTS TO FINANCIAL INTERMEDIARIES

The Funds offer multiple Classes of Shares in this Prospectus: Class A, Class E, Class S, Class R1, Class R2 and Class R3 Shares. Class A Shares are discussed in the sections entitled “Choosing a Class of Shares to Buy,” “Front-End Sales Charges,” and “More About Deferred Sales Charges.”

Class A Shares participate in the Funds’ Rule 12b-1 distribution plan. Under the distribution plan, Class A Shares pay distribution fees of 0.25% annually for the sale and distribution of Class A Shares. Because these fees are paid out of the Class A Share assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class E and Class R2 Shares participate in the Funds’ shareholder services plan. Under the shareholder services plan, the Class E and Class R2 Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class E and Class R2 shareholders. The shareholder services fees are paid out of the Class E and Class R2 Share assets on an ongoing basis, and over time will increase the cost of your investment in the Funds.

Class R3 Shares participate in the Funds’ Rule 12b-1 distribution plan and in the Funds’ shareholder services plan. Under the distribution plan, the Class R3 Shares pay distribution fees of 0.25% annually for the sale and distribution of Class R3 Shares. Under the shareholder services plan, the Class R3 Shares pay shareholder services fees of 0.25% on an annualized basis for services provided to Class R3 shareholders. Because both of these fees are paid out of the Class R3 Share assets on an ongoing basis, over time these fees will increase the cost of an investment in Class R3 Shares of the Funds, and the distribution fee may cost an investor more than paying other types of sales charges.

Class S and Class R1 Shares do not participate in either the Funds’ distribution plan or the Funds’ shareholder services plan.

Financial Intermediaries may receive distribution compensation from the Funds’ Distributor with respect to Class A Shares of the Funds pursuant to the Funds’ Rule 12b-1 distribution plan. Financial Intermediaries may receive shareholder services compensation from the Funds’ Distributor with respect to Class E and Class R2 Shares of the Funds pursuant to the Funds’ shareholder services plan. Financial Intermediaries may receive distribution compensation and shareholder services compensation from the Funds’ Distributor with respect to Class R3 Shares of the Funds pursuant to the Funds’ Rule 12b-1 distribution plan and the Funds’ shareholder services plan. These payments are reflected in the fees and expenses listed in the annual fund operating expenses table earlier in the Prospectus.

In addition to the foregoing payments, RIMCo, RFSC, or the Funds’ Distributor may make cash payments, from its own resources, to key Financial Intermediaries (including those who may offer Fund Shares through specialized programs such as tax deferred retirement programs) in recognition of, or to pay a portion of costs related to, marketing, account consolidation, education, transaction processing and/or administrative services support. These compensation arrangements may vary by Financial Intermediary and may increase as the dollar value of Fund Shares held through a particular Financial Intermediary increases. Because these payments are not made by the Funds, these payments are not reflected in the fees and expenses listed in the annual fund operating expenses table.

RIMCo or the Funds’ Distributor may pay or allow other promotional incentive payments to Financial Intermediaries to the extent permitted by the rules adopted by the Securities and Exchange Commission and the Financial Industry Regulatory Authority relating to the sale of mutual fund shares. Depending upon the arrangements in place at any particular time, Financial Intermediaries may have a financial incentive to recommend a particular Fund or share class.

To enable Financial Intermediaries to provide a higher level of service and information to prospective and current Fund shareholders, RIMCo also offers them a range of complimentary software tools and educational services. RIMCo provides such tools and services from its own resources.

Ask your Financial Intermediary for additional information as to what compensation, if any, it receives from the Funds, the Funds’ Distributor or RIMCo.

HOW TO PURCHASE SHARES

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. If you are not currently working with one of these Financial Intermediaries, please call 800-787-7354 for assistance in contacting an investment professional near you.

Class E, R1, R2, R3 and S Shares are available only to (1) employee benefit and other plans, such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing plans, money purchase plans, defined benefit plans and non-qualified deferred compensation plans that consolidate and hold all Fund Shares in plan level or omnibus accounts on behalf of participants or (2) separate accounts investing in the Funds offered to investors through a group annuity contract exempt from registration under the Securities Act of 1933. Class E, R1, R2, R3 and S Shares are not available to any other category of investor, including, for example, retail non-retirement accounts, traditional or Roth IRA accounts, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. Each Fund reserves the right to change the categories of investors eligible to purchase its Shares.

There is currently no required minimum initial investment for the Funds offered by this Prospectus. However, each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

If you purchase, redeem, exchange or hold Shares through a Financial Intermediary, your Financial Intermediary may charge you transaction-based fees, activity based fees and other fees for its services based upon its own policies and procedures. Those fees are retained entirely by your Financial Intermediary and no part of those fees are paid to RIMCo, the Funds’ Distributor or the Funds. Please contact your Financial Intermediary for more information about these fees as they may apply to your investments and your accounts.

You may purchase Shares through a Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Purchase orders are processed at the next net asset value per share calculated after a Fund receives your order in proper form (as determined by your Financial Intermediary). The Funds will close early if the NYSE closes early. Any purchase order received after the close of the NYSE will be processed on the following business day at the next calculated net asset value per share. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your account will be credited.

For Class A Shares: You must place purchase orders for Class A Shares through a Financial Intermediary in U.S. dollars. Specific payment arrangements should be made with your Financial Intermediary. However, exceptions may be made by prior special arrangement. Class A shares are not currently offered to new shareholders and may only be purchased by existing shareholders.

For Class E, Class S, Class R1, Class R2 and Class R3 Shares: All purchases must be made in U.S. dollars. Checks and other negotiable bank drafts must be drawn on U.S. banks and made payable to “Russell Investment Company” or as otherwise instructed by your Financial Intermediary. Each Fund may reject purchase orders if a payment check does not clear the bank or payment does not arrive in proper form by the settlement date. Generally, the settlement date is the first business day following receipt by the Funds of your order. However, Financial Intermediaries settling through National Securities Clearing Corporation, or in limited circumstances with prior arrangement with the Funds, may settle trades on the third business day following receipt by the Funds of your order. If you fail to properly settle a purchase, you will be responsible for any resulting loss to the Funds (i.e., any difference in net asset value between the trade date and the settlement date). In the case of an insufficient funds check, an overdraft charge may also be applied. Third party checks are generally not accepted, however exceptions may be made by prior special arrangements with certain Financial Intermediaries. Cash, checks drawn on credit card accounts, cashiers checks, money orders, traveler checks, and other cash equivalents will not be accepted.

Customer Identification Program: To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy Shares of the Funds, the Funds or your Financial Intermediary will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your Financial Intermediary are unable to adequately identify you within the time frames set forth in the law, your Shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption.

Offering Dates and Times

Orders must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Purchases can be made on any day when Shares are offered. Certain authorized Fund agents are contractually designated by Russell Fund Distributors, Inc. or its affiliates to receive and accept orders for the purchase and redemption of Shares of the Funds. Some, but not all, Financial Intermediaries are authorized Fund agents, and some, but not all, authorized Fund agents are Financial Intermediaries.

Order and Payment Procedures

Generally, you must place purchase orders for Shares through your Financial Intermediary. You may pay for your purchase by mail or funds transfer. Please contact your Financial Intermediary for instructions on how to place orders and make payment to the Funds.

Automated Investment Program

For Class A Shares: Your Financial Intermediary may offer an automated investment program whereby you may choose to make regular investments in an established account. Contact your Financial Intermediary for further information.

For Class E, Class S, Class R1, Class R2 and Class R3 Shares: If you invest through certain Financial Intermediaries, you may choose to make regular investments (with a minimum of $25 per Fund) in an established account on a monthly, quarterly, semiannual, or annual basis by automatic electronic funds transfer from an account held within U.S. financial institutions that are members of the Federal Reserve System. Depending on the capabilities of your Financial Intermediary, a separate transfer may be made for each Fund in which you purchase Shares. You may change the amount or stop the automatic purchase at any time. Contact your Financial Intermediary for further information on this program.

EXCHANGE PRIVILEGE

How to Exchange Shares

Through your Financial Intermediary you may exchange Shares you own in one Fund for Shares of any other Fund offered by this Prospectus on the basis of the current net asset value per share at the time of the exchange. Shares of a Fund offered by this Prospectus may only be exchanged for shares of a RIC Fund offered through another Prospectus under certain conditions and only in states where the exchange may be legally made. For additional information, including Prospectuses for other RIC Funds, contact your Financial Intermediary.

Contact your Financial Intermediary for assistance in exchanging Shares and, because Financial Intermediaries’ processing times may vary, to find out when your account will be credited or debited. To request an exchange in writing, please contact your Financial Intermediary.

For Class A Shares, exchanges must be made through your Financial Intermediary.

An exchange between Funds involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

Systematic Exchange Program

If you invest in Class A Shares, your Financial Intermediary may offer a systematic exchange program. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

If you invest in the other Classes of Shares through certain Financial Intermediaries, the Funds offer a systematic exchange program which allows you to redeem Shares from one or more Funds and purchase Shares of certain other RIC Funds. Systematic exchanges may be established to occur on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic exchange program, please contact your Financial Intermediary.

A systematic exchange involves the redemption of Shares, which is treated as a sale for income tax purposes. Thus, capital gains or losses may be realized. Please consult your tax adviser for more information.

RIGHT TO REJECT OR RESTRICT

PURCHASE AND EXCHANGE ORDERS

For the Funds, the Board of Trustees has adopted frequent trading policies and procedures which are described below. The Funds intend to apply these policies uniformly.

The Funds discourage frequent purchases and redemptions of Fund Shares by Fund shareholders. The Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders.

Each Fund reserves the right to restrict or reject, without prior notice, any purchase or exchange order for any reason. A Fund may, in its discretion, restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitations on frequent trading described below if the Fund or its agents determine that accepting the order could interfere with the efficient management of a Fund’s portfolio or otherwise not be in a Fund’s best interests.

In the event that a Fund rejects an exchange request, the Fund will seek additional instructions from the Financial Intermediary regarding whether or not to proceed with the redemption side of the exchange.

Frequent Trading Policies and Limitations on Trading Activity

Frequent trading of Fund shares, often in response to short-term fluctuations in the market, also known as “market timing”, is not knowingly permitted by the Funds. Frequent traders and market-timers should not invest in the Funds. The Funds are intended for long-term investors. The Funds, subject to the limitations described below, take steps reasonably designed to curtail frequent trading practices by investors or Financial Intermediaries.

Each Fund monitors for “substantive” round trip trades over a certain dollar threshold that each Fund determines, in its discretion, could adversely affect the management of the Fund. A single substantive round trip is a purchase and redemption or redemption and purchase of shares of a Fund within a rolling 60 day period. Each Fund permits two substantive round trip trades within a 60 day period.

While the Funds monitor for “substantive” trades over a certain dollar threshold, a Fund may deem any round trip trade to be substantive depending on the potential impact to the applicable Fund or Funds.

If after two “substantive” round trips, an additional purchase or redemption transaction is executed within that rolling 60 day period, future purchase transactions will be rejected or restricted for 60 days. If after expiration of such 60 day period, there are two “substantive” round trips followed by an additional purchase or redemption transaction within that rolling 60 day period, that shareholder’s right to purchase shares of any Fund advised by RIMCo will be permanently revoked.

If the Funds do not have direct access to the shareholder’s account to implement the purchase revocation, the Funds will require the shareholder’s Financial Intermediary to impose similar revocation of purchase privileges on the shareholder. In the event that the Financial Intermediary cannot, due to regulatory or legal obligations, impose a revocation of purchase privileges, the Funds may accept an alternate trading restriction reasonably designed to protect the Funds from improper trading practices.

Any exception to the permanent revocation of a shareholder’s purchase privileges, or an alternative trading restriction designed to protect the Funds from improper trading practices, must be approved by the Funds’ Chief Compliance Officer.

The Funds, through their agents, will use their best efforts to exercise the Funds’ right to restrict or reject purchase and exchange orders as described above.

In certain circumstances, with prior agreement between a Financial Intermediary and the Funds, the Funds may rely on a Financial Intermediary’s frequent trading policies if it is determined that the Financial Intermediary’s policies are sufficient to detect and deter improper frequent trading. Therefore, with respect to frequent trading, shareholders who invest through a Financial Intermediary should be aware that they may be subject to the policies and procedures of their Financial Intermediary which may be more or less restrictive than the Funds’ policies and procedures.

This policy will not apply to transactions in a Fund by certain other funds (i.e., funds of funds), including any Russell Investment Company and Russell Investment Funds funds of funds, and any other approved unaffiliated fund of funds. The Board of Trustees believes these transactions do not offer the opportunity for price arbitrage.

In applying the policy on limitations on trading activity, the Funds consider the information available to them at the time and reserve the right to consider trading history in any Fund including trading history in other accounts under common ownership or control in determining whether to suspend or terminate trading privileges.

This policy will not affect any shareholder’s redemption rights.

Risks of Frequent Trading

Short-term or excessive trading into and out of a Fund may harm a Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Frequent trading may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using interfund lending and engaging in portfolio transactions. Increased portfolio transactions and use of interfund lending would correspondingly increase the Fund’s operating expenses and decrease the Fund’s performance.

Additionally, to the extent that a Fund invests in an underlying fund that invests significantly in foreign securities traded on markets which may close prior to when the Fund determines its net asset value (referred to as the valuation time), frequent trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the valuation time of the Funds that influence the value of these foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the Fund’s valuation time (referred to as price arbitrage). These underlying funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to better reflect what they believe to be the fair value of the foreign securities as of the valuation time. To the extent that an underlying fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Because certain small cap equity securities may be traded infrequently, to the extent that a Fund invests in an underlying fund that invests significantly in small cap equity securities investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund’s portfolio to a greater degree than underlying funds which invest in highly liquid securities, in part because the underlying fund may have difficulty selling these small cap portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders.

Limitations on the Ability to Detect and Curtail Frequent Trading

The Funds will use reasonable efforts to detect frequent trading activity but may not be able to detect such activity in certain circumstances. While the Funds have the authority to request and analyze data on shareholders in omnibus accounts and will use their best efforts to enforce the policy described above, there may be limitations on the ability of the Funds to detect and curtail frequent trading practices and the Funds may still not be able to completely eliminate the possibility of improper trading under all circumstances. Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent frequent trading, there is no guarantee that the Funds or their agents will be able to identify each such shareholder or curtail their trading practices.

Any Fund may make exceptions to this policy, if in its judgment, the transaction does not constitute improper trading or other trading activity that may be harmful to it.

The Underlying Funds have similar frequent trading policies. Please see the Prospectuses of the Underlying Funds for further information.

HOW TO REDEEM SHARES

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the NYSE is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. The Funds will close early if the NYSE closes early. Any redemption requests received following an early closure will be processed on the following business day at the next calculated net asset value per share. Shares recently purchased by check may not be available for redemption for 15 days following the purchase or until the check clears, whichever occurs first, to assure that a Fund has received payment for your purchase.

Redemption Dates and Times

Redemption requests must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions on how to place redemption requests. Because Financial Intermediaries’ processing times may vary, please ask your Financial Intermediary when your account will be debited.

Systematic Withdrawal Program

For Class A Shares: Your Financial Intermediary may offer a systematic withdrawal program whereby you may choose to redeem your Shares and receive regular payments from your account. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. When you redeem Shares under a systematic withdrawal program, it may be a taxable transaction.

For Class E, Class S, Class R1, Class R2 and Class R3 Shares: If you invest through certain Financial Intermediaries, the Funds offer a systematic withdrawal program which allows you to redeem your Shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. If you would like to establish a systematic withdrawal program, please contact your Financial Intermediary. You will generally receive your payment by the end of the month in which a payment is scheduled. When you redeem your Shares under a systematic withdrawal program, it may be a taxable transaction.

You may discontinue the systematic withdrawal program, or change the amount and timing of withdrawal payments by contacting your Financial Intermediary.

PAYMENT OF REDEMPTION PROCEEDS

Payment will ordinarily be made within seven days of receipt of your request in proper form. Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days if an emergency condition (as determined by the SEC) exists.

For Class A Shares: When you redeem your Shares, a Fund will pay your redemption proceeds to your Financial Intermediary for your benefit within seven days after the Fund receives the redemption request in proper form. Your Financial Intermediary is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary.

For Class E, Class S, Class R1, Class R2 and Class R3 Shares: Your redemption proceeds will be paid in one of the following manners: (1) if you invest through certain Financial Intermediaries, your redemption proceeds will be sent directly to your Financial Intermediary who is then responsible for settling the redemption with you as agreed between you and your Financial Intermediary; (2) a check for the redemption proceeds may be sent to the shareholder(s) of record at the address of record within seven days after the Funds receive a redemption request in proper form; or (3) if you have established the electronic redemption option, your redemption proceeds can be

(a) wired to your predesignated bank account on the next bank business day after a Fund receives your redemption request in proper form or (b) sent by Electronic Funds Transfer (EFT) to your predesignated bank account on the second business day after a Fund receives your redemption request in proper form. On Federal Reserve holidays, funds will settle on the next day the Federal Reserve is open. Each Fund may charge a fee to cover the cost of sending a wire transfer for redemptions, and your bank may charge an additional fee to receive the wire. The Funds will always charge a fee when sending an international wire transfer. The Funds reserve the right to charge a fee when sending a domestic wire transfer for redemptions. The Funds do not charge for EFT though your bank may charge a fee to receive the EFT. Wire transfers and EFTs can be sent to U.S. financial institutions that are members of the Federal Reserve System.

OTHER INFORMATION ABOUT SHARE TRANSACTIONS

Written Instructions

For Class A Shares: Written instructions must be in proper form as determined by your Financial Intermediary.

For Class E, Class S, Class R1, Class R2 and Class R3 Shares: The Funds require that written instructions be in proper form and reserve the right to reject any written instructions that are not in proper form. Your Financial Intermediary will assist you in preparing and submitting transaction instructions to the Funds to insure proper form. Generally, your instructions must include:

•	The Fund name and account number

•	Details related to the transaction including type and amount

•	Signatures of all owners exactly as registered on the account

•	Any supporting legal documentation that may be required

Responsibility for Fraud

Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account confirmations or statements that the Funds or your Financial Intermediary send you. Contact your Financial Intermediary immediately about any transactions that you believe to be unauthorized.

Signature Guarantee

For Class E, Class S, Class R1, Class R2 and Class R3 Shares: Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to, requests for transactions or address maintenance. A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association, but not a notary public. If a signature guarantee is required, the Funds will only accept STAMP2000 Medallion Imprints. Contact your Financial Intermediary for assistance in obtaining a signature guarantee.

Uncashed Checks

For Class E, Class S, Class R1, Class R2 and Class R3 Shares: Please make sure you promptly cash checks issued to you by the Funds. If you do not cash a dividend, distribution, or redemption check, the Funds will act to protect themselves and you. This may include restricting certain activities in your account until the Funds are sure that they have a valid address for you. After 180 days, the Funds will no longer honor the issued check and, after attempts to locate you, the Funds will follow governing escheatment regulations in disposition of check proceeds. No interest will accrue on amounts represented by uncashed checks.

Registration of Fund Accounts

Many brokers, employee benefit plans and bank trusts combine their clients’ holdings in a single omnibus account with the Funds held in the brokers’, plans’, or bank trusts’ own name or “street name.” Therefore, if you hold Shares through a brokerage account, employee benefit plan or bank trust fund, a Fund may have records only of that Financial Intermediary’s omnibus account. In this case, your broker, employee benefit plan or bank is responsible for keeping track of your account information. This means that you may not be able to request transactions in your Shares directly through the Funds, but can do so only through your broker, plan administrator or bank. Ask your Financial Intermediary for information on whether your Shares are held in an omnibus account.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Funds’ financial performance for at least the past 60 months (or, if a Fund or Class has not been in operation for 60 months, since the beginning of operations for that Fund or Class). Certain information reflects financial results for a single Fund Share throughout each of the periods shown below. The total returns in the tables represent how much your investment in a Fund would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which are available upon request.

The information in the following tables represents the Financial Highlights for the 2010 Strategy, 2020 Strategy, 2030 Strategy and 2040 Strategy Funds’ Class A, E, S, R1, R2 and R3 Shares, respectively, for the periods shown.

Because the 2015 Strategy, 2025 Strategy, 2035 Strategy, 2045 Strategy, 2050 Strategy and In Retirement Funds have not completed their first fiscal year, no financial highlight information is available for these funds.

2010 Strategy Fund—Class A Shares

	Fiscal Year Ended October 31,
	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$10.88	$10.06	$10.21

Income From Operations
Net investment income (loss) (a) (b)	.40	.27	.04
Net realized and unrealized gain (loss)	.68	.83	(.11)

Total income from operations	1.08	1.10	(.07)

Distributions
From net investment income	(.38)	(.28)	(.08)
From net realized gain	(.13)	—	—

Total distributions	(.51)	(.28)	(.08)

Net Asset Value, End of Period	$11.45	$10.88	$10.06

Total Return (%) (c) (e)	10.22	11.02	(1.01)

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,957	$1,723	$990
Ratios to average net assets (%):
Operating expenses, net (d) (f) (g)	.25	.25	.25
Operating expenses, gross (d) (f)	1.36	3.41	4.84
Net investment income (loss) (c) (g)	3.61	2.53	.37

Portfolio turnover rate (%) (c)	93.17	70.61	.99

(1)	For the period September 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
(f)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(g)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2010 Strategy Fund—Class E Shares

	Fiscal Year Ended October 31,
	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$10.90	$10.07	$10.00

Income From Operations
Net investment income (loss) (a) (b)	.35	.27	.12
Net realized and unrealized gain (loss)	.72	.83	.07

Total income from operations	1.07	1.10	.19

Distributions
From net investment income	(.38)	(.27)	(.12)
From net realized gain	(.13)	—	—

Total distributions	(.51)	(.27)	(.12)

Net Asset Value, End of Period	$11.46	$10.90	$10.07

Total Return (%) (c)	10.12	11.08	1.96

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$4,797	$1,485	$1,020
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	.25	.25	.25
Operating expenses, gross (d) (e)	1.36	2.90	5.32
Net investment income (loss) (c) (f)	3.14	2.54	1.25

Portfolio turnover rate (%) (c)	93.17	70.61	.99

(1)	For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2010 Strategy Fund—Class S Shares

	Fiscal Year Ended October 31,
	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$10.91	$10.08	$10.00

Income From Operations
Net investment income (loss) (a) (b)	.45	.29	.15
Net realized and unrealized gain (loss)	.65	.84	.07

Total income from operations	1.10	1.13	.22

Distributions
From net investment income	(.41)	(.30)	(.14)
From net realized gain	(.13)	—	—

Total distributions	(.54)	(.30)	(.14)

Net Asset Value, End of Period	$11.47	$10.91	$10.08

Total Return (%) (c)	10.38	11.35	2.25

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,575	$1,360	$1,023
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	—	—	—
Operating expenses, gross (d) (e)	1.11	2.69	5.07
Net investment income (loss) (c) (f)	3.93	2.73	1.45

Portfolio turnover rate (%) (c)	93.17	70.61	.99

(1)	For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2010 Strategy Fund—Class R1 Shares

	Fiscal Year Ended October 31,
	2007	2006(1)
Net Asset Value, Beginning of Period	$10.90	$10.45

Income From Operations
Net investment income (loss) (a) (b)	.35	.13
Net realized and unrealized gain (loss)	.76	.53

Total income from operations	1.11	.66

Distributions
From net investment income	(.41)	(.21)
From net realized gain	(.13)	—

Total distributions	(.54)	(.21)

Net Asset Value, End of Period	$11.47	$10.90

Total Return (%) (c)	10.49	5.69

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$5,138	$150
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	—	—
Operating expenses, gross (d) (e)	1.11	3.35
Net investment income (loss) (c) (f)	3.27	1.11

Portfolio turnover rate (%) (c)	93.17	70.61

(1)	For the period June 7, 2006 (commencement of operations) to October 31, 2006.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2010 Strategy Fund—Class R2 Shares

Fiscal Year Ended October 31, 2007(1)
Net Asset Value, Beginning of Period	$10.91

Income From Operations
Net investment income (loss) (a) (b)	.31
Net realized and unrealized gain (loss)	.76

Total income from operations	1.07

Distributions
From net investment income	(.39)
From net realized gain	(.13)

Total distributions	(.52)

Net Asset Value, End of Period	$11.46

Total Return (%) (c)	10.10

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$691
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	.25
Operating expenses, gross (d) (e)	1.36
Net investment income (loss) (c) (f)	2.62

Portfolio turnover rate (%) (c)	93.17

(1)	For the period November 10, 2006 (commencement of operations) to October 31, 2007.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2010 Strategy Fund—Class R3 Shares (1)

	Fiscal Year Ended October 31,
	2007	2006	2005(2)
Net Asset Value, Beginning of Period	$10.89	$10.07	$10.00

Income From Operations
Net investment income (loss) (a) (b)	.31	.23	.10
Net realized and unrealized gain (loss)	.74	.84	.08

Total income from operations	1.05	1.07	.18

Distributions
From net investment income	(.36)	(.25)	(.11)
From net realized gain	(.13)	—	—

Total distributions	(.49)	(.25)	(.11)

Net Asset Value, End of Period	$11.45	$10.89	$10.07

Total Return (%) (c)	9.91	10.73	1.79

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$17,600	$4,028	$1,768
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	.50	.50	.50
Operating expenses, gross (d) (e)	1.61	3.15	5.56
Net investment income (loss) (c) (f)	2.78	2.27	1.06

Portfolio turnover rate (%) (c)	93.17	70.61	.99

(1)	Class D Shares were redesignated Class R3 Shares on March 1, 2006.
(2)	For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2020 Strategy Fund—Class A Shares

	Fiscal Year Ended October 31,
	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$11.24	$10.14	$10.29

Income From Operations
Net investment income (loss) (a) (b)	.34	.23	.03
Net realized and unrealized gain (loss)	1.19	1.11	(.11)

Total income from operations	1.53	1.34	(.08)

Distributions
From net investment income	(.32)	(.24)	(.07)
From net realized gain	(.03)	—	—

Total distributions	(.35)	(.24)	(.07)

Net Asset Value, End of Period	$12.42	$11.24	$10.14

Total Return (%) (c) (e)	13.83	13.33	(1.02)

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,016	$2,165	$990
Ratios to average net assets (%):
Operating expenses, net (d) (f) (g)	.25	.25	.25
Operating expenses, gross (d) (f)	.86	2.38	4.74
Net investment income (loss) (c) (g)	2.93	2.12	.30

Portfolio turnover rate (%) (c)	43.86	46.56	6.98

(1)	For the period September 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
(f)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(g)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2020 Strategy Fund—Class E Shares

	Fiscal Year Ended October 31,
	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$11.25	$10.14	$10.00

Income From Operations
Net investment income (loss) (a) (b)	.29	.22	.11
Net realized and unrealized gain (loss)	1.23	1.13	.14

Total income from operations	1.52	1.35	.25

Distributions
From net investment income	(.32)	(.24)	(.11)
From net realized gain	(.03)	—	—

Total distributions	(.35)	(.24)	(.11)

Net Asset Value, End of Period	$12.42	$11.25	$10.14

Total Return (%) (c)	13.79	13.42	2.52

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$9,498	$2,118	$1,025
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	.25	.25	.25
Operating expenses, gross (d) (e)	.86	1.95	5.13
Net investment income (loss) (c) (f)	2.44	2.12	1.11

Portfolio turnover rate (%) (c)	43.86	46.56	6.98

(1)	For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2020 Strategy Fund—Class S Shares

	Fiscal Year Ended October 31,
	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$11.24	$10.14	$10.00

Income From Operations
Net investment income (loss) (a) (b)	.42	.22	.13
Net realized and unrealized gain (loss)	1.14	1.14	.14

Total income from operations	1.56	1.36	.27

Distributions
From net investment income	(.35)	(.26)	(.13)
From net realized gain	(.03)	—	—

Total distributions	(.38)	(.26)	(.13)

Net Asset Value, End of Period	$12.42	$11.24	$10.14

Total Return (%) (c)	14.16	13.59	2.71

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$10,021	$5,953	$1,027
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	—	—	—
Operating expenses, gross (d) (e)	.61	1.63	4.88
Net investment income (loss) (c) (f)	3.49	2.15	1.31

Portfolio turnover rate (%) (c)	43.86	46.56	6.98

(1)	For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2020 Strategy Fund—Class R1 Shares

	Fiscal Year Ended October 31,
	2007	2006(1)
Net Asset Value, Beginning of Period	$11.25	$10.62

Income From Operations
Net investment income (loss) (a) (b)	.24	.09
Net realized and unrealized gain (loss)	1.31	.70

Total income from operations	1.55	.79

Distributions
From net investment income	(.35)	(.16)
From net realized gain	(.03)	—

Total distributions	(.38)	(.16)

Net Asset Value, End of Period	$12.42	$11.25

Total Return (%) (c)	14.05	6.98

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$19,194	$702
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	—	—
Operating expenses, gross (d) (e)	.61	1.77
Net investment income (loss) (c) (f)	2.02	.80

Portfolio turnover rate (%) (c)	43.86	46.56

(1)	For the period June 7, 2006 (commencement of operations) to October 31, 2006.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2020 Strategy Fund—Class R2 Shares

	Fiscal Year Ended October 31,
	2007	2006(1)
Net Asset Value, Beginning of Period	$11.24	$10.82

Income From Operations
Net investment income (loss) (a) (b)	.27	.02
Net realized and unrealized gain (loss)	1.25	.50

Total income from operations	1.52	.52

Distributions
From net investment income	(.32)	(.10)
From net realized gain	(.03)	—

Total distributions	(.35)	(.10)

Net Asset Value, End of Period	$12.41	$11.24

Total Return (%) (c)	13.81	4.34

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$4,135	$641
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	.25	.25
Operating expenses, gross (d) (e)	.86	1.62
Net investment income (loss) (c) (f)	2.20	.27

Portfolio turnover rate (%) (c)	43.86	46.56

(1)	For the period September 8, 2006 (commencement of operations) to October 31, 2006.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2020 Strategy Fund—Class R3 Shares (1)

	Fiscal Year Ended October 31,
	2007	2006	2005(2)
Net Asset Value, Beginning of Period	$11.23	$10.13	$10.00

Income From Operations
Net investment income (loss) (a) (b)	.28	.18	.08
Net realized and unrealized gain (loss)	1.21	1.14	.14

Total income from operations	1.49	1.32	.22

Distributions
From net investment income	(.30)	(.22)	(.09)
From net realized gain	(.03)	—	—

Total distributions	(.33)	(.22)	(.09)

Net Asset Value, End of Period	$12.39	$11.23	$10.13

Total Return (%) (c)	13.50	13.14	2.23

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$44,038	$9,355	$1,545
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	.50	.50	.50
Operating expenses, gross (d) (e)	1.11	2.12	5.38
Net investment income (loss) (c) (f)	2.33	1.70	.89

Portfolio turnover rate (%) (c)	43.86	46.56	6.98

(1)	Class D Shares were redesignated Class R3 Shares on March 1, 2006.
(2)	For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2030 Strategy Fund—Class A Shares

	Fiscal Year Ended October 31,
	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$11.53	$10.19	$10.33

Income From Operations
Net investment income (loss) (a) (b)	.31	.21	.03
Net realized and unrealized gain (loss)	1.77	1.34	(.11)

Total income from operations	2.08	1.55	(.08)

Distributions
From net investment income	(.31)	(.21)	(.06)
From net realized gain	(.07)	—	—

Total distributions	(.38)	(.21)	(.06)

Net Asset Value, End of Period	$13.23	$11.53	$10.19

Total Return (%) (c) (e)	18.51	15.38	(1.01)

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$3,739	$2,854	$990
Ratios to average net assets (%):
Operating expenses, net (d) (f) (g)	.25	.25	.25
Operating expenses, gross (d) (f)	.98	2.38	4.86
Net investment income (loss) (c) (g)	2.51	1.93	.25

Portfolio turnover rate (%) (c)	31.07	104.15	1.11

(1)	For the period September 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
(f)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(g)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2030 Strategy Fund—Class E Shares

	Fiscal Year Ended October 31,
	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$11.54	$10.20	$10.00

Income From Operations
Net investment income (loss) (a) (b)	.23	.18	.10
Net realized and unrealized gain (loss)	1.85	1.37	.19

Total income from operations	2.08	1.55	.29

Distributions
From net investment income	(.32)	(.21)	(.09)
From net realized gain	(.07)	—	—

Total distributions	(.39)	(.21)	(.09)

Net Asset Value, End of Period	$13.23	$11.54	$10.20

Total Return (%) (c)	18.42	15.35	2.96

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$10,490	$4,616	$1,029
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	.25	.25	.25
Operating expenses, gross (d) (e)	.98	2.15	5.37
Net investment income (loss) (c) (f)	1.88	1.72	.95

Portfolio turnover rate (%) (c)	31.07	104.15	1.11

(1)	For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2030 Strategy Fund—Class S Shares

	Fiscal Year Ended October 31,
	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$11.55	$10.20	$10.00

Income From Operations
Net investment income (loss) (a) (b)	.29	.23	.12
Net realized and unrealized gain (loss)	1.82	1.35	.19

Total income from operations	2.11	1.58	.31

Distributions
From net investment income	(.35)	(.23)	(.11)
From net realized gain	(.07)	—	—

Total distributions	(.42)	(.23)	(.11)

Net Asset Value, End of Period	$13.24	$11.55	$10.20

Total Return (%) (c)	18.70	15.70	3.15

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$7,923	$2,513	$1,031
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	—	—	—
Operating expenses, gross (d) (e)	.73	1.85	5.12
Net investment income (loss) (c) (f)	2.32	2.13	1.16

Portfolio turnover rate (%) (c)	31.07	104.15	1.11

(1)	For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2030 Strategy Fund—Class R1 Shares

	Fiscal Year Ended October 31,
	2007	2006(1)
Net Asset Value, Beginning of Period	$11.54	$10.75

Income From Operations
Net investment income (loss) (a) (b)	.14	.07
Net realized and unrealized gain (loss)	1.98	.86

Total income from operations	2.12	.93

Distributions
From net investment income	(.35)	(.14)
From net realized gain	(.07)	—

Total distributions	(.42)	(.14)

Net Asset Value, End of Period	$13.24	$11.54

Total Return (%) (c)	18.80	8.22

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$8,582	$347
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	—	—
Operating expenses, gross (d) (e)	.73	2.07
Net investment income (loss) (c) (f)	1.21	.65

Portfolio turnover rate (%) (c)	31.07	104.15

(1)	For the period June 7, 2006 (commencement of operations) to October 31, 2006.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2030 Strategy Fund—Class R2 Shares

	Fiscal Year Ended October 31,
	2007	2006(1)
Net Asset Value, Beginning of Period	$11.53	$10.98

Income From Operations
Net investment income (loss) (a) (b)	.16	.02
Net realized and unrealized gain (loss)	1.92	.62

Total income from operations	2.08	.64

Distributions
From net investment income	(.32)	(.09)
From net realized gain	(.07)	—

Total distributions	(.39)	(.09)

Net Asset Value, End of Period	$13.22	$11.53

Total Return (%) (c)	18.46	5.40

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$3,359	$633
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	.25	.25
Operating expenses, gross (d) (e)	.98	1.79
Net investment income (loss) (c) (f)	1.26	.18

Portfolio turnover rate (%) (c)	31.07	104.15

(1)	For the period September 8, 2006 (commencement of operations) to October 31, 2006.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2030 Strategy Fund—Class R3 Shares (1)

	Fiscal Year Ended October 31,
	2007	2006	2005(2)
Net Asset Value, Beginning of Period	$11.54	$10.19	$10.00

Income From Operations
Net investment income (loss) (a) (b)	.17	.16	.07
Net realized and unrealized gain (loss)	1.87	1.38	.20

Total income from operations	2.04	1.54	.27

Distributions
From net investment income	(.29)	(.19)	(.08)
From net realized gain	(.07)	—	—

Total distributions	(.36)	(.19)	(.08)

Net Asset Value, End of Period	$13.22	$11.54	$10.19

Total Return (%) (c)	18.08	15.22	2.69

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$29,200	$8,249	$1,452
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	.50	.50	.50
Operating expenses, gross (d) (e)	1.23	2.33	5.62
Net investment income (loss) (c) (f)	1.39	1.42	.75

Portfolio turnover rate (%) (c)	31.07	104.15	1.11

(1)	Class D Shares were redesignated Class R3 Shares on March 1, 2006.
(2)	For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2040 Strategy Fund—Class A Shares

	Fiscal Year Ended October 31,
	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$11.71	$10.23	$10.36

Income From Operations
Net investment income (loss) (a) (b)	.31	.19	.02
Net realized and unrealized gain (loss)	1.86	1.48	(.12)

Total income from operations	2.17	1.67	(.10)

Distributions
From net investment income	(.31)	(.19)	(.03)
From net realized gain	(.13)	—	—

Total distributions	(.44)	(.19)	(.03)

Net Asset Value, End of Period	$13.44	$11.71	$10.23

Total Return (%) (c) (e)	19.04	16.49	(.95)

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,363	$1,886	$991
Ratios to average net assets (%):
Operating expenses, net (d) (f) (g)	.25	.25	.25
Operating expenses, gross (d) (f)	1.14	2.64	4.81
Net investment income (loss) (c) (g)	2.49	1.72	.21

Portfolio turnover rate (%) (c)	21.79	88.23	2.39

(1)	For the period September 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	Excludes the effects of sales charges. If sales charges were included, the total return would be lower.
(f)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(g)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2040 Strategy Fund—Class E Shares

	Fiscal Year Ended October 31,
	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$11.72	$10.24	$10.00

Income From Operations
Net investment income (loss) (a) (b)	.24	.17	.08
Net realized and unrealized gain (loss)	1.94	1.50	.24

Total income from operations	2.18	1.67	.32

Distributions
From net investment income	(.31)	(.19)	(.08)
From net realized gain	(.13)	—	—

Total distributions	(.44)	(.19)	(.08)

Net Asset Value, End of Period	$13.46	$11.72	$10.24

Total Return (%) (c)	19.12	16.48	3.20

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$6,353	$3,096	$1,032
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	.25	.25	.25
Operating expenses, gross (d) (e)	1.14	2.30	5.26
Net investment income (loss) (c) (f)	1.96	1.55	.78

Portfolio turnover rate (%) (c)	21.79	88.23	2.39

(1)	For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2040 Strategy Fund—Class S Shares

	Fiscal Year Ended October 31,
	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$11.73	$10.24	$10.00

Income From Operations
Net investment income (loss) (a) (b)	.26	.22	.10
Net realized and unrealized gain (loss)	1.94	1.49	.24

Total income from operations	2.20	1.71	.34

Distributions
From net investment income	(.34)	(.22)	(.10)
From net realized gain	(.13)	—	—

Total distributions	(.47)	(.22)	(.10)

Net Asset Value, End of Period	$13.46	$11.73	$10.24

Total Return (%) (c)	19.30	16.84	3.39

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$4,410	$1,666	$1,035
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	—	—	—
Operating expenses, gross (d) (e)	.89	1.97	5.02
Net investment income (loss) (c) (f)	2.07	2.00	.99

Portfolio turnover rate (%) (c)	21.79	88.23	2.39

(1)	For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2040 Strategy Fund—Class R1 Shares

	Fiscal Year Ended October 31,
	2007	2006(1)
Net Asset Value, Beginning of Period	$11.73	$10.89

Income From Operations
Net investment income (loss) (a) (b)	.12	.06
Net realized and unrealized gain (loss)	2.08	.90

Total income from operations	2.20	.96

Distributions
From net investment income	(.34)	(.12)
From net realized gain	(.13)	—

Total distributions	(.47)	(.12)

Net Asset Value, End of Period	$13.46	$11.73

Total Return (%) (c)	19.31	8.47

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,935	$93
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	—	—
Operating expenses, gross (d) (e)	.89	2.27
Net investment income (loss) (c) (f)	.99	.56

Portfolio turnover rate (%) (c)	21.79	88.23

(1)	For the period June 7, 2006 (commencement of operations) to October 31, 2006.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2040 Strategy Fund—Class R2 Shares

	Fiscal Year Ended October 31,
	2007	2006(1)
Net Asset Value, Beginning of Period	$11.71	$11.14

Income From Operations
Net investment income (loss) (a) (b)	.28	.09
Net realized and unrealized gain (loss)	1.90	.59

Total income from operations	2.18	.68

Distributions
From net investment income	(.30)	(.11)
From net realized gain	(.13)	—

Total distributions	(.43)	(.11)

Net Asset Value, End of Period	$13.46	$11.71

Total Return (%) (c)	19.11	6.11

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,061	$1,256
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	.25	.25
Operating expenses, gross (d) (e)	1.14	2.16
Net investment income (loss) (c) (f)	2.28	.86

Portfolio turnover rate (%) (c)	21.79	88.23

(1)	For the period March 17, 2006 (commencement of operations) to October 31, 2006.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

2040 Strategy Fund—Class R3 Shares (1)

	Fiscal Year Ended October 31,
	2007	2006	2005(2)
Net Asset Value, Beginning of Period	$11.71	$10.24	$10.00

Income From Operations
Net investment income (loss) (a) (b)	.12	.14	.06
Net realized and unrealized gain (loss)	2.02	1.50	.24

Total income from operations	2.14	1.64	.30

Distributions
From net investment income	(.29)	(.17)	(.06)
From net realized gain	(.13)	—	—

Total distributions	(.42)	(.17)	(.06)

Net Asset Value, End of Period	$13.43	$11.71	$10.24

Total Return (%) (c)	18.75	16.11	3.03

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$29,700	$5,506	$1,701
Ratios to average net assets (%):
Operating expenses, net (d) (e) (f)	.50	.50	.50
Operating expenses, gross (d) (e)	1.39	2.48	5.52
Net investment income (loss) (c) (f)	.96	1.25	.59

Portfolio turnover rate (%) (c)	21.79	88.23	2.39

(1)	Class D Shares were redesignated Class R3 Shares on March 1, 2006.
(2)	For the period January 1, 2005 (commencement of operations) to October 31, 2005.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and/or reimbursed by RIMCo as the investment adviser and transfer agent.

MONEY MANAGER INFORMATION

The money managers have no affiliations with the Funds or the Funds’ service providers other than their management of Underlying Fund assets. Each money manager is principally engaged in managing institutional investment accounts. These managers may also serve as managers or advisers to other investment companies unaffiliated with RIC, other RIC funds, or to other clients of RIMCo or of Frank Russell Company, including Frank Russell Company’s wholly-owned subsidiary, Russell Trust Company.

This section identifies the money managers for the Underlying Funds in which the Funds invest. The Underlying Funds may engage or terminate a money manager at any time, subject to the approval of the Underlying Funds’ Board of Trustees, without a shareholder vote. A complete list of current money managers for the Underlying Funds can also be found at www.Russell.com. Assets not allocated to money managers are managed by RIMCo.

Equity I Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Arnhold and S. Bleichroeder Advisers, LLC, 1345 Avenue of the Americas, 44th Floor, New York, NY 10105.

Columbus Circle Investors, One Station Place, Metro Center—8th Floor, Stamford, CT 06902.

Institutional Capital LLC, 225 W. Wacker Drive, Suite 2400, Chicago, IL 60606.

Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202.

MFS Institutional Advisors, Inc., 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

Montag & Caldwell, Inc., 3455 Peachtree Road, NE, Suite 1200, Atlanta, GA 30326-3248.

Schneider Capital Management Corporation, 460 E. Swedesford Road, Suite 2000, Wayne, PA 19087.

Suffolk Capital Management, LLC, 1633 Broadway, 40th Floor, New York, NY 10019.

Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

Equity Q Fund

Aronson+Johnson+Ortiz, LP, 230 South Broad Street, 20th Floor, Philadelphia, PA 19102.

Franklin Portfolio Associates, LLC, One Boston Place, 34th Floor, Boston, MA 02108.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 32nd Floor, New York, NY 10005.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

Equity II Fund

ClariVest Asset Management LLC, 11452 El Camino Real, Suite 250, San Diego, CA 92130.

Delphi Management, Inc., 50 Rowes Wharf, Suite 540, Boston, MA 02110.

DePrince, Race & Zollo, Inc., 250 Park Avenue South, Suite 250, Winter Park, FL 32789.

Gould Investment Partners LLC, 1235 Westlakes Drive, Suite 280, Berwyn, PA 19312.

Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

PanAgora Asset Management, Inc., 260 Franklin Street, 22nd Floor, Boston, MA 02110.

Ranger Investment Management, L.P., 300 Crescent Court, Suite 1100, Dallas, TX 75201.

Signia Capital Management, LLC, 108 North Washington Street, Suite 305, Spokane, WA 99201.

Tygh Capital Management, Inc., 1211 S.W. Fifth Avenue, Suite 2100, Portland, OR 97204.

Real Estate Securities Fund

AEW Management and Advisors, L.P., World Trade Center East, Two Seaport Lane, Boston, MA 02210-2021.

Cohen & Steers Capital Management, Inc., 280 Park Avenue, 10th Floor, New York, NY 10017-1216.

Heitman Real Estate Securities LLC, 191 North Wacker Drive, Suite 2500, Chicago, IL 60606.

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division, Three Galleria Tower, Suite 500, 13155 Noel Road, Dallas, TX 75240.

RREEF America L.L.C., The Hancock Building, 875 North Michigan Avenue, 41st Floor, Chicago, IL 60611.

International Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Altrinsic Global Advisors, LLC, 100 First Stamford Place, 6th Floor East, Stamford, CT 06902.

AQR Capital Management, LLC, Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

Axiom International Investors LLC, 55 Railroad Avenue, Greenwich, CT 06830-6378.

Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202.

MFS Institutional Advisors, Inc. 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

Mondrian Investment Partners Limited, 10 Gresham Street, 5th Floor, London EC2V 7JD United Kingdom.

UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606.

Wellington Management Company, LLP, 75 State Street, Boston, MA 02109.

Emerging Markets Fund

AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Arrowstreet Capital, Limited Partnership, The John Hancock Tower, 200 Clarendon Street, 30th Floor, Boston, MA 02116.

Genesis Asset Managers, LLP, 21 Knightsbridge, London SWIX 7LY United Kingdom.

Harding, Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, NJ 08876.

T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, MD 21202.

UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606.

Global Equity Fund

ClariVest Asset Management LLC, 11452 El Camino Real, Suite 250, San Diego, CA 92130.

Gartmore Global Partners, 8 Fenchurch Place, London EC3M 4PB United Kingdom.

Harris Associates, L.P., 2 North LaSalle Street, Suite 500, Chicago, IL 60602.

T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, MD 21202.

Fixed Income III Fund

Drake Capital Management, LLC, 660 Madison Avenue, 16th Floor, New York, NY 10021.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 32nd Floor, New York, NY 10005.

Hyperion Brookfield Asset Management, Inc., Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281.

Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia, PA 19103.

Metropolitan West Asset Management, LLC, 11766 Wilshire Boulevard, Suite 1580, Los Angeles, CA 90025.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

Short Duration Bond Fund

Logan Circle Partners, L.P., 1717 Arch Street, Suite 1500, Philadelphia, PA 19103.

Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92660-6430.

STW Fixed Income Management, 6185 Carpinteria Avenue, Carpinteria, CA 93013.

When considering an investment in the Funds, do not rely on any information unless it is contained in this Prospectus or in the Funds’ Statement of Additional Information. The Funds have not authorized anyone to add any information or to make any additional statements about the Funds. The Funds may not be available in some jurisdictions or to some persons. The fact that you have received this Prospectus should not, in itself, be treated as an offer to sell Shares to you. Changes in the affairs of the Funds or in the Underlying Funds’ money managers may occur after the date on the cover page of this Prospectus. This Prospectus will be amended or supplemented to reflect any material changes to the information it contains.

The following notice does not constitute part of and is not incorporated into the Prospectus

NOTICE OF PRIVACY AND SECURITY

RUSSELL INVESTMENTS

Russell Investments has a long history of respecting every individual’s right to the privacy of his or her personal information. We consider our relationship with consumers to be a very valuable asset. You should know that we do not sell or rent to anyone the information you have entrusted to us. In addition, we do not share your information with marketers outside Russell Investments.

This notice describes our privacy policy and security procedures, which are designed to cover all personally identifiable information. As required by law, we will advise you of our privacy policy and security procedures at least once annually and at any time there is a material change.

CONFIDENTIALITY AND SECURITY

Confidentiality and privacy of personal information are responsibilities we have always taken very seriously. We have and maintain strict policies and procedures to protect the confidentiality of your information during all stages of your relationship with us. For example, our associates are bound by a Code of Ethics that requires them to treat all personal information as confidential, and they are subject to disciplinary action if they fail to follow this Code. In addition, we maintain physical, electronic and procedural safeguards to protect your personal information from unauthorized access and anticipated threats or hazards. Access to your information by our employees and other representatives is restricted to those individuals having a business need for such information in order to service your account.

INFORMATION WE MAY COLLECT AND USE

In order to service your account, from time to time, we collect personal information about you from the following sources:

•	Information we or our agents receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, our agents or others. Other information may, from time to time, be provided to us as we facilitate transactions that you have requested.

INFORMATION WE MAY DISCLOSE

We occasionally disclose nonpublic personal information about you to affiliates and third parties as permitted by law. Some instances when we have shared information include:

•	Disclosing information to a third party to process account transactions that you request or authorize;

•	Disclosing information to an affiliate to process accounting statements that you request or authorize;

•	Disclosing your name and address to companies that mail fund-related materials such as shareholder reports; and

•	Disclosing information in connection with legal proceedings.

In situations where we have shared information with third parties, they are contractually obligated to keep the information that we provide to them confidential, and are not permitted to use the information for any purpose other than to assist in the servicing of your account.

RUSSELL INVESTMENTS

The following is a list of the members of Russell Investments to which this policy applies:

•	U.S. open-end or private funds managed or advised by a member of Russell Investments, including Russell Investment Company or Russell Investment Funds

•	Frank Russell Company

•	Russell Real Estate Advisors Inc.

•	Russell Implementation Services Inc.

•	Russell Investment Management Company

•	Russell Trust Company

•	Russell International Services Company Inc.

•	Russell Investments Delaware Inc.

•	Russell Fund Distributors, Inc.

•	Pantheon Ventures Inc.

•	Russell Institutional Services Inc.

•	Russell Fund Services Company

For more information about the Funds, the following documents are available without charge:

ANNUAL/SEMIANNUAL REPORTS: Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds.

The annual report for each Fund and the SAI are incorporated into this Prospectus by reference. You may obtain free copies of the annual report, semi-annual report or the SAI of the Funds and the Underlying Funds, and may request other information or make other inquiries, by contacting your Financial Intermediary or the Funds at:

Russell Investment Company

909 A Street

Tacoma, WA 98402

Telephone: 1-800-787-7354

Fax: 253-591-3495

The Funds’ and the Underlying Funds’ SAI and annual and semiannual reports to shareholders are available, free of charge, on the Funds’ Web site at www.russell.com.

Each year you are automatically sent an updated prospectus and annual and semiannual reports for the Funds. You may also occasionally receive notifications of prospectus changes and proxy statements for the Funds. In order to reduce the volume of mail you receive, when possible, only one copy or one mailing of these documents will be sent to shareholders who are part of the same family, sharing the same name and the same household address. If you would like to opt out of the household-based mailings, please call your Financial Intermediary.

Some Financial Intermediaries may offer electronic delivery of the Funds’ prospectus and annual and semiannual reports. Please contact your Financial Intermediary for further details.

You can review and copy information about the Funds and the Underlying Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Distributor: Russell Fund Distributors, Inc.

Russell Investment Company’s SEC File No. 811-03153

36-08-181 (0508)

541891

RUSSELL INVESTMENT COMPANY*

Supplement dated MAY 20, 2008 to

STATEMENT OF ADDITIONAL INFORMATION

Fund of Funds

DATED FEBRUARY 29, 2008

As Supplemented APRIL 29, 2008

The following table on the front cover of the Russell Investment Company Funds of Funds Statement of Additional Information is deleted and replaced with the following:

FUND	INCEPTION DATE	PROSPECTUS DATE
Equity Growth Strategy**	September 30, 1997	February 29, 2008#
Growth Strategy***	September 16, 1997	February 29, 2008#
Balanced Strategy	September 16, 1997	February 29, 2008#
Moderate Strategy	October 2, 1997	February 29, 2008#
Conservative Strategy	November 7, 1997	February 29, 2008#
Tax-Managed Global Equity	February 1, 2000	February 29, 2008#
2010 Strategy Fund	January 1, 2005	February 29, 2008##
2015 Strategy Fund	March 31, 2008	March 24, 2008##
2020 Strategy Fund	January 1, 2005	February 29, 2008##
2025 Strategy Fund	March 31, 2008	March 24, 2008##
2030 Strategy Fund	January 1, 2005	February 29, 2008##
2035 Strategy Fund	March 31, 2008	March 24, 2008##
2040 Strategy Fund	January 1, 2005	February 29, 2008##
2045 Strategy Fund	March 31, 2008	March 24, 2008##
2050 Strategy Fund	March 31, 2008	March 24, 2008##
In Retirement Fund	March 31, 2008	March 24, 2008##
2017 Retirement Distribution Fund – A Shares	December 31, 2007	November 21, 2007#
2017 Accelerated Distribution Fund – A Shares	December 31, 2007	November 21, 2007#
2027 Extended Distribution Fund – A Shares	December 31, 2007	November 21, 2007#
2017 Retirement Distribution Fund – S Shares	December 31, 2007	November 21, 2007#
2017 Accelerated Distribution Fund – S Shares	December 31, 2007	November 21, 2007#
2027 Extended Distribution Fund – S Shares	December 31, 2007	November 21, 2007#

#	As supplemented April 29, 2008.
##	As supplemented May 20, 2008.
*	On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company.
**	On July 1, 2006, the Equity Aggressive Strategy Fund changed its name to the Equity Growth Strategy Fund.
***	On July 1, 2006, the Aggressive Strategy Fund changed its name to the Growth Strategy Fund.